UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                Filed by a party other than the Registrant  ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12
Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
May 29, 2019
Dear fellow stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2019 Annual Meeting of Stockholders. The meeting will be held virtually on Tuesday, July 9, 2019, at 10:00 a.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2019, where you will be able to listen to the meeting live, submit questions and vote online.
You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended February 1, 2019 and other materials via the internet. This electronic process is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.
You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information about Dell Technologies’ global business.
Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.
If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
Sincerely,
Michael S. Dell
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Dell Technologies Inc.:
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Dell Technologies Inc., or Dell Technologies, will be held virtually on Tuesday, July 9, 2019, at 10:00 a.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2019, where you will be able to listen to the meeting live, submit questions and vote online. The meeting is being held for the following purposes:

1.	To elect to the Board of Directors the seven director nominees specified in the accompanying proxy statement

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2020

3.	To approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in the accompanying proxy statement

4.	To approve an amendment to the Dell Technologies Inc. 2013 Stock Incentive Plan to increase the number of shares of Class C common stock issuable under the plan
In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.
The holders of record of Dell Technologies’ outstanding common stock as of the close of business on May 13, 2019, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.
We encourage you to access the annual meeting before the start time of 10:00 a.m., Central Time, on July 9, 2019. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on July 9, 2019.
Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ annual report on Form 10-K for the fiscal year ended February 1, 2019, which is our annual report to stockholders for our 2019 fiscal year.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
By Order of the Board of Directors
Richard J. Rothberg
Secretary
May 29, 2019

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement) or Proposal 4 (approval of share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.
We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 4 of the accompanying proxy statement.

2019 ANNUAL MEETING OF STOCKHOLDERS
___________________

PROXY STATEMENT
___________________

DELL TECHNOLOGIES INC.
___________________

PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ annual report on Form 10-K for the fiscal year ended February 1, 2019.
The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 29, 2019. On or about June 4, 2019, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc.
Annual Meeting of Stockholders

● Date:	Tuesday, July 9, 2019
● Time:	10:00 a.m., Central Time
● Record Date:	May 13, 2019
● Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2019, where you will be able to listen to the meeting live, submit questions and vote online.
● Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Call the number on
your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.
See instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
Meeting Proposals and Voting Recommendations

Meeting Proposals	Board Recommendation	Page
Election of the director nominees specified in this proxy statement	FOR ALL NOMINEES	15
Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2020	FOR	32
Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	34
Vote to approve share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan	FOR	35
The holders of the shares of all outstanding series of our common stock will vote together as a single class on all proposals to be voted on at the meeting.
Director Nominees (Proposal 1)
The Board of Directors is asking you to vote “FOR” election of each of the seven director nominees listed below. Each nominee will be elected for a term commencing on the date of the nominee’s election and ending on the date on which the nominee’s successor is elected and qualified.
Each nominee currently serves as a member of the Board of Directors, or the Board, as a Group I director. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Independent	Current Committee Membership
Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	54	2013		● Nominating and Governance (Chair)
				● Executive (Chair)
David W. Dorman	65	2016	✓	● Audit
Founding Partner of Centerview Capital Technology				● Nominating and Governance
Egon Durban Managing Partner and Managing Director of Silver Lake Partners	45	2013		● Nominating and Governance
				● Executive
William D. Green	65	2016	✓	● Audit
Former Chairman of Accenture plc
Ellen J. Kullman	63	2016	✓	● Audit (Chair)
Former Chair and Chief Executive Officer of E. I. du Pont de Nemours and Company (DuPont)
Simon Patterson	46	2013
Managing Director of Silver Lake Partners
Lynn M. Vojvodich	51	2019	✓
Former Executive Vice President and Chief Marketing Officer, Salesforce.com, Inc.

Independent Registered Public Accounting Firm (Proposal 2)
The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending January 31, 2020. All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal year ended February 1, 2019 and our fiscal year ended February 2, 2018 are summarized under “Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.”
Say-on-Pay (Proposal 3)
The Board of Directors is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 52. The Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.
Share Increase Amendment Under the Dell Technologies Inc. 2013 Stock Incentive Plan (Proposal 4)
The Board of Directors is asking you to vote “FOR” approval of an amendment to the Dell Technologies Inc. 2013 Stock Incentive Plan to increase the number of shares of Class C common stock issuable under the plan, as described under “Proposal 4 - Approval of Share Increase Amendment Under the Dell Technologies Inc. 2013 Stock Incentive Plan.”
Stockholder Proposals for 2020 Annual Meeting of Stockholders

•	Deadline for stockholder proposals to be included in our 2020 proxy statement: February 5, 2020

•	Deadline for proposed business and nominations for director that will not be included in our 2020 proxy statement: March 11, 2020 - April 10, 2020
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders To Be Held on Tuesday, July 9, 2019:
The accompanying notice of Annual Meeting of Stockholders, proxy statement, form of proxy card and Dell Technologies Annual Report on Form 10-K for the fiscal year ended February 1, 2019 are available electronically on our website at http://investors.delltechnologies.com under the
News & Events - Events & Presentations section and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following summary answers some questions you may have about the annual meeting. This summary may not address all of the questions that could be important to you. You will find more detailed information elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:
You are receiving these materials in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2019 Annual Meeting of Stockholders, which will take place on Tuesday, July 9, 2019, at 10:00 a.m., Central Time. As a stockholder as of the close of business on May 13, 2019, which is the record date fixed by the Board of Directors, you are entitled and urged to vote your shares on the proposals described in this proxy statement, and are invited to attend the annual meeting, which will be held online.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting, which contains information about the proposals to be voted on at the meeting, the voting process and other required information; and

•
our annual report on Form 10‑K for our fiscal year ended February 1, 2019, or Fiscal 2019, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card or voting instruction form.
Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:
As permitted by the rules of the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a printed or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or mail, and how to vote online at the annual meeting.

Q:	Why did some stockholders not receive a Notice in the mail?

A:
Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies of the proxy materials, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Q:	How do I access the materials for the annual meeting or request a paper or electronic copy of the materials if I received a Notice?

A:
The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ annual report on Form 10-K for Fiscal 2019, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events - Events & Presentations section.

A paper or e-mail copy of the materials may be requested (free of charge) using one of the methods described in the Notice.

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on four proposals at the annual meeting:

•	Proposal 1 - To elect to the Board of Directors the seven director nominees specified in this proxy statement

•	Proposal 2 - To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2020

•	Proposal 3 - To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, which we refer to as the “Say-on-Pay” proposal

•	Proposal 4 - To approve an amendment to the Dell Technologies Inc. 2013 Stock Incentive Plan to increase the number of shares of Class C common stock issuable under the plan

Q:	How does the Board of Directors recommend that I vote on these proposals?

A:	The Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the election of each of the Board’s director nominees, as described in Proposal 1

•	“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2020, as described in Proposal 2

•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

•	“FOR” approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan, as described in Proposal 4

Q:	Who is entitled to vote at the annual meeting?

A:
Holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on May 13, 2019, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DELL2019 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:
To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of record of issued and outstanding shares of Dell Technologies common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

Q:	How many shares may be voted at the annual meeting?

A:	As of the record date for the annual meeting, an aggregate of 718,563,551 shares of Dell Technologies common stock are outstanding and entitled to vote at the meeting.
Dell Technologies has issued and outstanding shares of three series of common stock entitled to vote at the annual meeting:

•	Class A common stock, of which 408,479,708 shares are outstanding as of the record date

•	Class B common stock, of which 136,986,858 shares are outstanding as of the record date

•	Class C common stock, of which 173,096,985 shares are outstanding as of the record date

Our Class C common stock is listed on the New York Stock Exchange, or the NYSE, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. No other series of our common stock is listed on the NYSE or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.
The holders of outstanding shares of common stock of all outstanding series of common stock will vote together as a single class on all proposals to be acted on at the annual meeting.

The following table summarizes the percentage of the total votes entitled to be cast at this annual meeting by the holders of each outstanding series of common stock:

Series of Common Stock	% of Total Votes Entitled to be Cast by Series
Class A	72.6%
Class B	24.3%
Class C	3.1%

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•
Stockholder of record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by Dell Technologies, and you may submit a proxy and vote those shares in the manner described in this proxy statement.

•
Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:	May I attend the annual meeting? What do I need in order to attend the meeting?

A:
The annual meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/DELL2019. To access the annual meeting, you will need the 16 digit control number included on your Notice, on your proxy card or on your voting instruction form.

We encourage you to access the meeting before the start time of 10:00 a.m., Central Time, on July 9, 2019. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on July 9, 2019.

Q:	Why is the annual meeting a virtual, online meeting?

A:
By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	How may I vote my shares at the virtual annual meeting?

A:
If you hold shares of Dell Technologies common stock as the stockholder of record, you have the right to vote those shares at the annual meeting. If you are a beneficial owner and hold shares of Dell Technologies common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/DELL2019 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 10:00 a.m., Central Time, on July 9, 2019. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on July 9, 2019.
Even if you plan to attend the virtual annual meeting, you should submit a proxy card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, you should submit a proxy or voting instructions before the annual meeting by the method or methods below:

•
If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided on the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided on the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions on the Notice or on the proxy voting website.

•
If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number set forth in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•
If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:
If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Monday, July 8, 2019.

If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:
Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:

•	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

•	submitting a later proxy via the internet or by telephone before 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on July 8, 2019;

•	providing written notice of your revocation to our Corporate Secretary at Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary; or

•	voting your shares online at the annual meeting.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy card you submit will be counted.

•	Beneficial owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•	submitting new voting instructions in the manner stated in the voting instruction form; or

•	voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.

Q:	How do I elect to receive future proxy materials electronically?

A:
If you received a paper copy of the proxy materials or the Notice, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

•	“FOR” the election of each director nominee specified in Proposal 1

•	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)

•	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

•	“FOR” Proposal 4 (approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan)

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

•
Beneficial owners: A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. Proposal 2 (ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2020) is the only proposal to be acted on at the annual meeting that would be considered routine. Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are considered “non-routine.” The non-routine proposals for the annual meeting consist of Proposal 1 (election of directors) Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan).

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) or Proposal 4 (approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposals 1, 3 and 4) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) or Proposal 4 (approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan), you must instruct your bank, brokerage firm or other nominee how to vote your shares.

Q:	What vote is required to approve each of the proposals?
A:    The voting requirements for approval of the proposals at the annual meeting under Delaware corporate law and the Dell Technologies certificate of incorporation and bylaws, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors	No
Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	Yes
Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	No
Proposal 4: Approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	No

In addition, approval of Proposal 4 under NYSE rules requires approval by a majority of the votes cast on the proposal.

Q:	What effect do abstentions and broker non-votes have for purposes of determining whether a quorum is present and for purposes of determining the outcome of the proposals?

A:	If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:

•
Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan).

•
Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2 (ratification of appointment of independent registered public accounting firm). Broker non-votes will have no effect on the outcome of the vote on Proposal 1, 3 or 4. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Dell Technologies common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered routine. However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on Proposal 2, your shares will constitute broker non-votes with respect to Proposals 1, 3 and 4, because these are non-routine proposals.

Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:	Our principal stockholders have the ability to ensure approval of all of the proposals to be voted on at the annual meeting.
As indicated above, each share of Class A common stock is entitled to ten votes, each share of Class B common stock is entitled to ten votes and each share of Class C common is entitled to one vote. As of the record date for the annual meeting, Michael S. Dell and the other MD stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 52.8% of the outstanding shares of our common stock, including approximately 91.5% of the outstanding Class A common stock, representing approximately 66.9% of the total voting power of the outstanding shares of all outstanding series of common stock. By reason of their ownership of such Class A common stock, the MD stockholders have the ability to approve any matter submitted to the vote of all of the outstanding shares of our common stock, voting together as a single class. As a result, the MD stockholders have the ability:

•	to elect all of the directors nominated for election at the annual meeting; and

•	to determine the outcome of Proposals 2, 3 and 4.

As of the record date for the annual meeting, certain investment funds affiliated with Silver Lake Partners and the other SLP stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 19.1% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 24.3% of the total voting power of the outstanding shares of all outstanding series of common stock.
Under their respective stockholders agreements with Dell Technologies described in this proxy statement, each of the MD stockholders and the SLP stockholders are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders.

Q:	What happens if additional matters are presented at the annual meeting?

A:
If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. As of the date of this proxy statement, other than the proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc., or a representative or agent of Broadridge Financial Solutions, Inc., will tabulate and certify the votes as the inspector of election for the annual meeting.

Q:	Where can I find the voting results of the annual meeting?

A:
Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:
Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K available electronically?

A:
Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K for Fiscal 2019 are available without exhibits at http://investors.delltechnologies.com under the News & Events - Events & Presentations section, and with exhibits at the website maintained by the SEC at www.sec.gov.

Q:
How may I propose matters for inclusion in Dell Technologies’ proxy materials for the 2020 annual meeting of stockholders or for consideration at the 2020 annual meeting of stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in Dell Technologies’ proxy materials for the 2020 annual meeting of stockholders or for consideration at the 2020 annual meeting of stockholders without inclusion in our proxy materials, and for the specification of the applicable deadlines, see “Additional Information - Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What is “householding” and how does it affect me?

A:
For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information - Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

IMPORTANT CORPORATE DEVELOPMENTS IN FISCAL 2019
On December 28, 2018, Dell Technologies completed a transaction, referred to as the Class V transaction, in which it paid $14 billion in cash and issued 149,387,617 shares of its Class C common stock to former holders of its Class V common stock in exchange for all outstanding shares of Class V common stock. The Class C common stock began trading on the NYSE on December 28, 2018.
The Class V common stock was a type of common stock intended to track the economic performance of a portion of Dell Technologies’ interest in the Class V Group, which consisted solely of VMware, Inc. common stock held by Dell Technologies. As a result of the Class V transaction, pursuant to which all outstanding shares of Class V common stock ceased to be outstanding, the tracking stock feature of Dell Technologies’ capital structure was terminated. The Class C common stock issued to former holders of the Class V common stock represents an interest in Dell Technologies’ entire business and, unlike the Class V common stock, is not intended to track the performance of any distinct assets or business.
In connection with the Class V transaction, Dell Technologies agreed to implement certain corporate governance changes after the closing of the transaction. Among such changes, Dell Technologies agreed that, no later than June 30, 2019, (1) the Board of Directors will appoint a fourth director who meets the independence requirements of the NYSE to the Board after consultation with holders of Class C common stock and (2) Dell Technologies will establish a nominating and corporate governance committee of the Board of Directors. As described under “Proposal 1 - Election of Directors,” Dell Technologies has satisfied both of these requirements as of the date of this proxy statement.

PROPOSAL 1 - ELECTION OF DIRECTORS

The stockholders are being asked to vote for the election of Michael S. Dell, David W. Dorman, Egon Durban, William D. Green, Ellen J. Kullman, Simon Patterson and Lynn M. Vojvodich to the Board of Directors. Each of the seven nominees is currently serving as a director.
Each of the nominees other than Ms. Vojvodich was elected to the Board of Directors at the 2018 annual meeting of stockholders. Ms. Vojvodich was appointed to the Board on April 2, 2019 pursuant to Dell Technologies’ undertaking in connection with the Class V transaction, described under “Important Corporate Developments in Fiscal 2019,” to appoint a fourth director who meets the independence requirements of the NYSE. Ms. Vojvodich was identified as a director candidate by a search firm.
Director Groups

The Board of Directors is currently composed of seven members, each of whom is a Group I director under the terms of our organizational documents. Under our certificate of incorporation, the number of Group I directors may be no fewer than three or more than 20 directors and will be determined in accordance with our bylaws. The bylaws provide that the number of directors will be fixed by resolution of the Board and may be no fewer than three directors or more than 21 directors, provided that the number of Group I directors may be no fewer than three directors or more than 20 directors and there shall be one director acting as a Group IV director.
Elections of the members of the Board of Directors are held annually at the annual meeting of stockholders. Each director is elected for a term commencing on the date of such director’s election and ending on the date on which the director’s successor is elected and qualified.
As of the date of this proxy statement, no Group IV director is serving on our Board of Directors, and no Group IV director has been nominated for election at the annual meeting. Under the certificate of incorporation, each Group I director is elected annually by the holders of all series of outstanding common stock, voting together as a single class, and, beginning with the 2020 annual meeting of stockholders, the Group IV director will be elected annually by the holders of Class C common stock, voting separately as a series.
Stockholder Arrangements

Certain stockholders have rights to nominate directors and obligations to vote for director nominees under the stockholders agreements described below.
Stockholder Rights to Nominate Directors - Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement, referred to as the MD Stockholders Agreement, with the MD stockholders (as defined in Annex A to this proxy statement), and into a stockholders agreement, referred to as the SLP Stockholders Agreement, with the SLP stockholders (as defined in Annex A to this proxy statement) and other named stockholders. We refer to the MD Stockholders Agreement and the SLP Stockholders Agreement as the Sponsor Stockholders Agreements.
Under the Sponsor Stockholders Agreements, each of the MD stockholders and the SLP stockholders have the right to nominate a number of individuals for election as directors which is equal to (1) in the case where the MD stockholders and the SLP stockholders beneficially own more than 70% of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon) who are not members of the Audit Committee, or (2) in the case where the MD stockholders and the SLP stockholders beneficially own 70% or less of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon), in each case rounded up to the nearest whole number. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of the common stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as applicable, are entitled to nominate at least one individual for election to the Board of Directors as a Group I director. Of the director nominees proposed for election at this annual meeting, Mr. Dell, Mr. Patterson and Ms. Vojvodich have been designated for nomination by the MD stockholders and Mr. Durban has been designated for nomination by the SLP stockholders.
The SLP Stockholders Agreement provides that, so long as the MD stockholders and the MSD Partners stockholders referred to below beneficially own, in the aggregate, common stock representing a majority of the total voting power of the outstanding common stock, the SLP stockholders will use their reasonable best efforts to expand the size of the Board of Directors to up to 21 directors at the request of the MD stockholders. In addition, under the Sponsor Stockholders Agreements, if any person nominated by the MD stockholders or the SLP stockholders ceases to serve on the Board as a Group I director for any reason (except as a result of a reduction in the applicable stockholders’ right to nominate Group I directors under the relevant Sponsor Stockholders Agreement), the stockholders who nominated such Group I director are entitled to nominate a replacement so long as the stockholders are entitled to nominate at least one Group I director to the Board at such time.
Under the MD Stockholders Agreement, for so long as the MD stockholders are entitled to nominate at least one Group I director, the MD stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board (except the Audit Committee), to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Under the SLP Stockholders Agreement, the SLP stockholders have the same right as the MD stockholders to representation on Board committees for so long as they are entitled to nominate at least one Group I director.
Stockholder Obligations to Vote for Director Nominees - For so long as either the MD stockholders or the SLP stockholders have the right to nominate a Group I director or Group I directors under the applicable Sponsor Stockholders Agreement, each of Dell Technologies, the MD stockholders and the SLP stockholders are obligated to nominate such Group I director or Group I directors for election as part of the slate of directors that is included in Dell Technologies’ proxy statement and to provide the highest level of support for the election of such nominees as any of the foregoing provides to any other individual standing for election as a director. Each of the MD stockholders and the SLP stockholders also are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders in accordance with the MD Stockholders Agreement or the SLP Stockholders Agreement, as applicable, unless the SLP stockholders elect to terminate such arrangements under the SLP Stockholders Agreement. Further, under the Sponsor Stockholders Agreements, none of the MD stockholders or the SLP stockholders may nominate or support any person who is not nominated by the MD stockholders or the SLP stockholders or the then-incumbent directors of Dell Technologies.
Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement, referred to as the MSD Partners Stockholders Agreement, with MSDC Denali Investors, L.P., MSDC Denali EIV, LLC and the other MSD Partners stockholders (as defined in Annex A to this proxy statement), the MD stockholders (for limited purposes) and other named stockholders. The MSD Partners Stockholders Agreement provides that each MSD Partners stockholder is required to vote all of its shares of common stock in favor of the election of each director who is included as part of the slate of directors set forth in any Dell Technologies proxy statement and whose election the Board of Directors has recommended. In addition, the MSD Partners stockholders agree not to nominate or support any person as a director who is not either nominated by the then-incumbent directors or nominated pursuant to the Sponsor Stockholders Agreements.

Director Nominees

The Board of Directors has nominated the seven individuals currently serving as directors for election at the annual meeting. Each nominee has consented to serve as a nominee, to serve as a director if elected, and to be named as a nominee in this proxy statement. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee designated by the Board of Directors, unless the Board chooses to reduce the number of authorized directors in accordance with, and subject to the terms of, our bylaws.

Biographical and qualification information about each of the nominees is included under “- Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreements and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.
The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.
Director Qualifications and Information

Director Qualifications - The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of Dell Technologies’ stockholders. The following are qualifications, experience and skills for Board members that are important to Dell Technologies’ business and its future:

•
Leadership Experience - Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing Dell Technologies’ current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible non-profit organization.

•
Finance Experience - Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for service on the Audit Committee.

•
Industry Experience - Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which Dell Technologies places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep understanding or a special perspective concerning Dell Technologies’ business environments; and experience with, exposure to, or reputation among a broad subset of Dell Technologies’ customer base.

•	International Experience - Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•
Diversity of Background - Although the Board of Directors has not established any formal diversity policy to be used to identify director nominees, it recognizes that a current strength of the Board stems from the diversity of perspectives and understanding that arises from discussions involving individuals of varied backgrounds and experience. When assessing a candidate’s background and experience, the Board of Directors takes into consideration a broad range of relevant factors, including a candidate’s gender and ethnicity.

Director Matrix - The Board of Directors selects, evaluates and nominates qualified candidates for election or appointment to the Board. The matrix below shows how the director nominees contribute the various skills, experiences and perspectives the Board of Directors considers important.

Name	Leadership			Financial		International
	Technology Industry	Chief Executive Officer Experience	Public Company Board Experience	Financial Literacy	Audit Committee Financial Expert	Global Mindset, Emerging Markets, Operational Experience	Gender
Michael S. Dell	X	X	X	X		X
David W. Dorman	X	X	X	X	X	X
Egon Durban	X		X	X		X
William D. Green	X	X	X	X	X	X
Ellen J. Kullman	X	X	X	X	X	X	X
Simon Patterson	X		X	X		X
Lynn M. Vojvodich	X		X	X		X	X
Set forth below is biographical information, as of May 1, 2019, about the persons whom the Board of Directors has nominated for election at the annual meeting, all of whom serve as Group I directors, and the qualifications, experience and skills the Board considered in determining that each person should serve as a director:

Michael S. Dell Age: 54 Director since October 2013 Board committees: ● Nominating and Governance (Chair) ● Executive (Chair)
Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. He serves as a member of the Technology CEO Council and is a member of the U.S. Business Council and the Business Roundtable. He also serves on the governing board of the Indian School of Business in Hyderabad, India, and is a board member of Catalyst, Inc., a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of VMware, Inc., a cloud infrastructure and digital workspace technology company, Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions, and a director of Pivotal Software, Inc., which provides a leading cloud‑native platform. VMware, Inc., SecureWorks Corp. and Pivotal Software, Inc. are public majority-owned subsidiaries of Dell Technologies. See “- Settlement of SEC Proceeding with Mr. Dell” below for information about legal proceedings to which Mr. Dell has been a party.
The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his deep technology industry experience.

David W. Dorman Age: 65 Director since September 2016 Board committees: ● Audit ● Nominating and Governance
Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Non-Executive Chairman of the Board of CVS Health Corporation (formerly known as CVS Caremark Corporation), a pharmacy healthcare provider, since May 2011, as a director of CVS Health Corporation since March 2006, and as Chairman of the Board of Infoworks.io, an enterprise software company, since July 2018. He also serves as a director of PayPal Holdings, Inc., an online payments system operator. Mr. Dorman became a board member of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, in July 2006, served as Non-Executive Chairman of the Board of that company from May 2008 to May 2011, and served as its Lead Director until his retirement from his board position in May 2015. He served as a director of SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and global provider of intelligence‑driven information security solutions, from April 2016 to September 2016, and a director of eBay Inc., an e-commerce company, from May 2014 until July 2015, when he joined the board of directors of PayPal Holdings, Inc. upon its separation from eBay Inc. Mr. Dorman was a board member of Yum! Brands, Inc., a fast food restaurant company, until May 2017. Mr. Dorman is also currently a member of the board of trustees of the Georgia Tech Foundation and a member of the board of directors of Expanse, Inc. (formerly Qadium).
The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning gained through his experience as a principal and founder of Centerview and as Chief Executive Officer of AT&T, and because of his extensive public company board and committee experience.

Egon Durban Age: 45 Director since October 2013 Board committees: ● Nominating and Governance ● Executive
Mr. Durban has been a member of the board of directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is a Managing Partner and Managing Director of Silver Lake Partners, or Silver Lake, a global private equity firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He has previously worked in the firm’s New York office, as well as the London office, which he launched and managed from 2005 to 2010. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, VMware, Inc., a cloud infrastructure and digital workspace technology company, SecureWorks Corp., a global provider of intelligence‑driven information security solutions, and Pivotal Software, Inc., which provides a leading cloud‑native platform. VMware, Inc., SecureWorks Corp. and Pivotal Software, Inc. are public majority-owned subsidiaries of Dell Technologies. Previously, Mr. Durban served on the board of directors of Intelsat S.A., a provider of integrated satellite solutions, from 2011 to 2016. Mr. Durban currently serves on the board of directors of Tipping Point, a poverty-fighting organization that identifies and funds leading non-profit programs in the Bay Area to assist individuals and families in need, and Verily, the life sciences unit of Alphabet Inc., the holding company parent of Google and other businesses. Before joining Silver Lake, Mr. Durban worked in the investment banking division of Morgan Stanley, a global diversified financial services firm.
The Board selected Mr. Durban to serve as a director because of his strong experience in technology and finance, and his extensive knowledge of and years of experience in global strategic leadership and management of multiple companies.

William D. Green Age: 65 Director since September 2016 Board committees: ● Audit
Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s independent Lead Director from February 2015 to August 2016. He served on the leadership and compensation committee, the audit committee, and the mergers and acquisitions committee of the EMC board of directors. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green serves as a director of GTY Technology Holdings Inc., a special purpose acquisition company, where he previously served as Co-Chief Executive Officer and Co-Chairman from September 2016 until February 2019. Mr. Green is also a member of the boards of directors of S&P Global Inc. (formerly known as McGraw Hill Financial, Inc.), where he serves on the board’s compensation and leadership development committee, executive committee and nominating and corporate governance committee, of Pivotal Software, Inc., a public majority-owned subsidiary of Dell Technologies that provides a leading cloud‑native platform, where he serves on the board’s audit committee and compensation committee, and of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, where he serves on the board’s compensation committee, nominating and corporate governance committee and security and compliance committee.
The Board selected Mr. Green to serve as a director because of his leadership and operating experience as the former Chairman and CEO of Accenture, deep understanding of the information technology industry and broad international business expertise.

Ellen J. Kullman Age: 63 Director since September 2016 Board committees: ● Audit (Chair)
Mrs. Kullman served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008. From June 2006 through September 2008, she served as Executive Vice President of DuPont. Before her service in that position, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman also serves as a director of United Technologies Corporation, a provider of high-technology products and services to the building systems and aerospace industries, Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. She is a member of the board of trustees of Northwestern University and serves on the board of overseers at Tufts University School of Engineering.
The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience as the former Chair and CEO of DuPont, her extensive experience with technology and product development, and her experience implementing business strategy around the world. The Board also considered Mrs. Kullman’s gender in the context of the Board’s policy objective emphasizing diversity of background.

Simon Patterson Age: 46 Director since October 2013 No Board committees
Mr. Patterson has been a member of the board of directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Patterson is a Managing Director of Silver Lake Partners, a global private equity firm, which he joined in 2005. Mr. Patterson previously worked at Global Freight Exchange Limited, a logistics software company acquired by Descartes Systems Group, the Financial Times and McKinsey & Company, a global management consulting firm. Mr. Patterson serves on the board of directors of Tesco plc, a multinational grocery and general merchandise retailer. He also serves on the boards of trustees of the Natural History Museum in London and The Royal Foundation of The Duke and Duchess of Cambridge and The Duke and Duchess of Sussex. Previously, he served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, and N Brown Group plc, a digital fashion retailer.
The Board selected Mr. Patterson to serve as a director because of his extensive knowledge of and years of experience in finance, technology and global operations.

Lynn M. Vojvodich Age: 51 Director since April 2019 No Board committees
Ms. Vojvodich is an advisor to start-up and growth-stage technology companies. She served as Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc., or Salesforce, the world’s fourth largest enterprise software company and a global leader in customer relationship management, from September 2013 to February 2017. Before serving at Salesforce, she was a partner at the venture capital firm Andreessen Horowitz, where she helped portfolio companies accelerate their go-to-market strategies and Global 1000 companies advance their digital agendas. Ms. Vojvodich previously held marketing leadership roles at global enterprise software companies, including Microsoft Corporation, BEA Systems, Inc. (acquired by Oracle Corporation) and Terracotta Inc. (acquired by Software AG). Ms. Vojvodich began her career as a mechanical engineer working on the design and construction of Gulfstream jets and offshore oil structures, and later worked with Bain & Company, an international consulting firm. Ms. Vojvodich currently serves on the boards of directors of Booking Holdings Inc., a global provider of online travel and related services, and Ford Motor Company.
The Board selected Ms. Vojvodich to serve as a director because of her leadership and operating experience in multiple roles, deep understanding of the software industry and broad international business expertise. The Board also considered Ms. Vojvodich’s gender in the context of the Board’s policy objective emphasizing diversity of background.

Settlement of SEC Proceeding with Mr. Dell - On October 13, 2010, a federal district court approved settlements by Dell Inc. and Mr. Dell with the SEC resolving an SEC investigation into Dell Inc.’s disclosures and alleged omissions before fiscal year 2008 regarding certain aspects of its commercial relationship with Intel Corporation and into separate accounting and financial reporting matters. Dell Inc. and Mr. Dell entered into the settlements without admitting or denying the allegations in the SEC’s complaint, as is consistent with common SEC practice. The SEC’s allegations with respect to Mr. Dell and his settlement were limited to the alleged failure to provide adequate disclosures with respect to Dell Inc.’s commercial relationship with Intel Corporation before fiscal year 2008. Mr. Dell’s settlement did not involve any of the separate accounting fraud charges settled by Dell Inc. and others. Moreover, Mr. Dell’s settlement was limited to claims in which only negligence, and not fraudulent intent, is required to establish liability, as well as secondary liability claims for other non-fraud charges. Under his settlement, Mr. Dell consented to a permanent injunction against future violations of these negligence-based provisions and other non-fraud based provisions related to periodic reporting. Specifically, Mr. Dell consented to be enjoined from violating Sections 17(a)(2) and (3) of the Securities Act of 1933 and Rule 13a-14 under the Exchange Act, and from aiding and abetting violations of Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 under the Exchange Act. In addition, Mr. Dell agreed to pay a civil monetary penalty of $4 million, which has been paid in full. The settlement did not include any restrictions on Mr. Dell’s continued service as an officer or director of Dell Inc.
Corporate Governance

Corporate Governance Principles - The Board of Directors is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board of Directors has adopted the Dell Technologies Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on our website at http://investors.delltechnologies.com under the Corporate Governance section.
Controlled Company Status - The Class C common stock is listed on the NYSE. As a result, Dell Technologies is subject to governance requirements under NYSE rules.

Dell Technologies is a “controlled company” under the rules of the NYSE. As a result, it qualifies for exemptions from, and has elected not to comply with, certain corporate governance requirements under NYSE rules, including the requirements that Dell Technologies have a board that is composed of a majority of “independent directors,” as defined under NYSE rules, and a compensation committee and a nominating/corporate governance committee that are composed entirely of independent directors. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below.
The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Mr. Dell beneficially owns shares of our Class A common stock and Class C common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors. If Dell Technologies ceases to be a controlled company and the Class C common stock continues to be listed on the NYSE, Dell Technologies will be required to comply with the director independence requirements of the NYSE relating to the board of directors, a compensation committee and a nominating/corporate governance committee by the date its status changes or within specified transition periods applicable to certain provisions.
Director Independence - The Board of Directors has affirmatively determined that Messrs. Dorman and Green, Mrs. Kullman and Ms. Vojvodich, constituting four of our seven directors, are independent under NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. The NYSE rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board of Directors considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.
Board Leadership - The Dell Technologies bylaws provide that the Chairman of the Board will preside at all meetings of the Board of Directors at which he is present. The Chief Executive Officer has management responsibility for the business and affairs of the Company. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell.
The Board of Directors has determined that its current structure, with combined Chairman and Chief Executive Officer roles and exercise of key Board oversight responsibilities by the independent directors serving on the Audit Committee, as discussed below, is in the best interests of Dell Technologies and our stockholders. The Board of Directors believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and thus is in a position to elevate the most critical business issues for consideration by the Board’s independent directors.
Our Corporate Governance Principles contain several features which the Company believes help to ensure that the Board of Directors maintains effective and independent oversight of management, including the following:

•
Executive sessions of the independent directors are held at any time requested by a majority of the independent directors and, in any event, are held at least twice during each fiscal year in connection with regularly scheduled Board meetings. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•
All members of the Audit Committee are independent directors. The chair of the Audit Committee has authority to conduct executive sessions of the Audit Committee without management and non-independent directors present.

•	At each executive session of the independent directors, those directors elect an independent director as presiding director to chair the next executive session.

Board Committees - The Board of Directors maintains three standing committees, which consist of the Audit Committee, the Nominating and Governance Committee and the Executive Committee. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the standing committees. These charters form an integral part of our Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Corporate Governance section.
Under the Sponsor Stockholders Agreements, as described above under “- Stockholder Arrangements - Stockholder Rights to Nominate Directors,” for so long as the MD stockholders or the SLP stockholders are entitled to nominate at least one Group I director, such stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board other than the Audit Committee, to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Mr. Dell serves as a member of the Nominating and Governance Committee and the Executive Committee as the MD stockholders’ nominee, and Mr. Durban serves as a member of such committees as the SLP stockholders’ nominee.
The following table shows the current members of the Board of Directors and the committees and on which each director serves and indicates the directors determined by the Board of Directors to be independent under NYSE rules and our Corporate Governance Principles.

	Audit Committee	Nominating and Governance Committee	Executive Committee	Independent
Michael S. Dell		Chair	Chair
David W. Dorman	✓	✓		✓
Egon Durban		✓	✓
William D. Green	✓			✓
Ellen J. Kullman	Chair			✓
Simon Patterson
Lynn M. Vojvodich				✓
As discussed above under “- Controlled Company Status,” Dell has elected under the controlled company exemptions from certain corporate governance requirements under NYSE rules not to constitute the Nominating and Governance Committee solely with members who qualify as independent directors under such rules.
Descriptions of the primary responsibilities of each committee are set forth below.
Audit Committee
The Audit Committee has three members and is composed entirely of members of the Board of Directors who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, as determined by the Board of Directors. Under NYSE rules, the membership of the Audit Committee is required to consist solely of no fewer than three directors who are qualified as independent directors as described above. The Board of Directors has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under NYSE rules and that each member is an “audit committee financial expert” within the meaning of SEC rules.

The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•
obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•
pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.
Nominating and Governance Committee
The Nominating and Governance Committee’s primary responsibilities include, among other matters:

•	identifying and evaluating potential candidates to be considered for appointment or election to the Board of Directors;

•	making recommendations to the Board of Directors regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•	reviewing the Board committee structure and composition and making recommendations annually to the Board of Directors regarding the appointment of directors to serve as members of each committee;

•	reviewing our Corporate Governance Principles at least annually and recommending any changes to such principles to the Board of Directors; and

•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

In addition, beginning on April 2, 2019, the Nominating and Governance Committee acts as the compensation committee of the Board, in which capacity it has the following responsibilities, among others:

•	approving the compensation policy for our executive officers and non-employee directors, and such other managers as may be directed by the Board;

•	approving the forms of compensation to be provided to each executive officer and non-employee director;

•	approving recommendations with respect to compensation guidelines for all other employees;

•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•	acting as administrator of our stock-based and other compensation plans;

•
reviewing and discussing with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K to be filed with the SEC and, based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing; and

•	preparing the Compensation Committee report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K.

Executive Committee
The Executive Committee is responsible for, among other matters:

•	providing our executive officers with advice and input regarding the operations and management of our business; and

•	considering and making recommendations to the Board of Directors regarding Dell Technologies’ business strategy.

The Executive Committee has been delegated the power and authority of the Board of Directors over the following matters, among others, to the fullest extent permitted under Delaware law and subject to specified exceptions:

•	review and approval of acquisitions and dispositions by Dell Technologies and its subsidiaries, excluding, among other matters, dispositions of shares of VMware, Inc. common stock;

•	review and approval of the annual budget and business plan of Dell Technologies and its subsidiaries;

•	the incurrence of indebtedness by Dell Technologies and its subsidiaries, to the extent that the incurrence requires approval of the Board of Directors;

•
the entering into of material commercial agreements, joint ventures and strategic alliances by Dell Technologies and its subsidiaries, to the extent the action requires approval by the Board of Directors;

•	the redemption or repurchase by Dell Technologies of shares of its common stock;

•	the commencement and settlement by Dell Technologies and its subsidiaries of material litigation, to the extent that the action requires approval of the Board of Directors;

•
until April 2, 2019, including for Fiscal 2019, acting as the compensation committee of the Board of Directors, including (1) reviewing and approving the compensation policy for Dell Technologies’ senior executives and directors and approving (or making recommendations to the full Board of Directors to approve) cash and equity compensation for Dell Technologies’ senior executives and directors, (2) the appointment and removal of senior executives of Dell Technologies and its subsidiaries, (3) reviewing and approving recommendations regarding aggregate salary and bonus budgets and guidelines for other employees and (4) acting as administrator of Dell Technologies’ equity and cash compensation plans; and

•	any other matters that may be delegated by the Board of Directors to the Executive Committee.

For a discussion of the process by which the Executive Committee evaluated and determined executive officer compensation for Fiscal 2019, see “Compensation Discussion and Analysis.”
Capital Stock Committee
Until it was dissolved as of December 28, 2018, upon the closing of the Class V transaction described under “Important Corporate Developments in Fiscal 2019,” the Board maintained a Capital Stock Committee composed of Mrs. Kullman and Messrs. Dorman and Green. The Capital Stock Committee, which did not meet in Fiscal 2019 and instead acted by unanimous written consent, had the powers, authority and responsibilities set forth in the Dell Technologies bylaws and tracking stock policy in connection with the adoption of general policies governing the relationship between business groups, including with respect to, among other matters, (1) the business and financial relationships between the DHI Group (as defined in Annex A to this proxy statement) or any business or subsidiary allocated to the DHI Group, on the one hand, and the Class V Group (as defined in Annex A to this proxy statement) or any business or subsidiary allocated to the Class V Group, on the other hand, and (2) any matters arising in connection with the foregoing.
Use of Compensation Consultant - During Fiscal 2019, our management retained the services of Mercer, an external compensation consultant. Mercer provided advice on the design of compensation programs for our executive officers and other employees for Fiscal 2020, including equity-based compensation programs. The total fees paid to Mercer for these services were $0.3 million.
During Fiscal 2019, our management also retained other business units of Mercer and affiliates of Mercer to provide additional services to the Company, including human resources services, services relating to employee benefit plans and insurance services. The total fees paid to Mercer and its affiliates with respect to services provided during Fiscal 2019 (excluding services provided as compensation consultant as discussed above) were $24.1 million.
The Company has determined that the work of Mercer and its affiliates on matters other than executive compensation did not raise any conflict of interest with Mercer’s services as compensation consultant, taking into account, among other factors, Mercer’s policies and procedures relating to the prevention of conflicts of interest and the use of separate teams for compensation consulting services and other services provided by Mercer and its affiliates.
Compensation Committee Interlocks and Insider Participation - The Executive Committee, which is composed of Messrs. Dell and Durban, acted as the compensation committee of the Board during Fiscal 2019 and made determinations relating to executive compensation for Fiscal 2019. Mr. Dell is our Chief Executive Officer. None of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board of Directors or the Executive Committee during Fiscal 2019. For information concerning transactions among each of Messrs. Dell and Durban and related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Additional Information - Certain Relationships and Related Transactions.”

Board Risk Oversight - The Board of Directors oversees and maintains Dell Technologies’ governance and compliance processes and procedures to promote the conduct of Dell Technologies’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, the Board is responsible for the oversight of risks facing the Company and seeks to provide guidance with respect to the management and mitigation of those risks. An analysis of strategic and operational risks is presented to the Board in reports submitted by the Chief Executive Officer, the Chief Financial Officer and the General Counsel, as well as by other members of Dell Technologies’ senior management who regularly appear before the Board to provide detailed overviews of the businesses they oversee. Directors have complete and open access to all Dell Technologies employees and are free to communicate, and do communicate, directly with management.
The Board of Directors delegates oversight of the following specific areas of risk to its committees:

•
The Audit Committee is responsible for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes. The Audit Committee reviews and discusses with management, the independent registered public accounting firm and the Vice President of Corporate Audit significant risks and exposures to Dell Technologies and the steps management has taken or plans to take to minimize or manage these risks. The Audit Committee also is responsible for discussing policies and guidelines governing compliance risk assessment and management and for reviewing and assessing with management Dell Technologies’ major information technology risk exposures (including cybersecurity risk exposures) and risk monitoring and mitigation measures. The Audit Committee meets in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Vice President of Corporate Audit, the Vice President for Ethics and Compliance and Dell Technologies’ independent registered public accounting firm at each regular meeting of the Audit Committee.

•
The Nominating and Governance Committee, which succeeded the Executive Committee as the Board’s compensation committee beginning in Fiscal 2020, monitors the risks associated with succession planning and development as well as compensation plans and arrangements and, in this role, evaluates the effect Dell Technologies’ compensation arrangements may have on risk decisions.

Each of the committee chairs reports to the full Board of Directors at its regular meetings concerning the activities of the committee, the significant issues it has discussed, and the actions taken by the committee.
Although the Board of Directors is responsible for risk oversight, management is responsible for risk management. Dell Technologies seeks to maintain an effective internal control environment and has processes to identify and manage risk, including an Executive Risk Steering Committee, which is a committee composed of members of management. This committee exercises oversight of the various risk assessment and monitoring and controls processes across the Company, which include an annual risk assessment process that supports the annual internal audit plan. Dell Technologies also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, a comprehensive internal audit process, and approved quality standards.
Meetings and Attendance - In Fiscal 2019, the full Board of Directors met nine times and the Audit Committee met eight times. The Nominating and Governance Committee was established after Fiscal 2019. The Executive Committee did not meet during Fiscal 2019, instead acting by unanimous written consent.
In Fiscal 2019, each member of the Board of Directors, other than Ms. Vojvodich, who was appointed to the Board after such fiscal year, attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.
Dell Technologies does not have a policy on director attendance at annual meetings of stockholders. Four members of the Board of Directors attended last year’s annual meeting held on June 25, 2018.

Communications with Directors - Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board of Directors as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section.
In addition, any person who has a concern about the Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section. All of these concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance office in the same manner in which such concerns are addressed by the Company’s management.
The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits retaliation against any person who reports suspected misconduct or assists with an investigation or audit in good faith.
Director Compensation

Our Board of Directors has adopted a compensation program for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further the alignment of their interests with the interests of our stockholders. Our compensation program for independent directors includes the following elements:

•	an annual cash retainer with a value of $75,000, all or a portion of which the director may elect to receive in the form of deferred stock units that settle in shares of Class C common stock;

•
an annual equity retainer with a value of $225,000 payable (a) 50% in options to purchase shares of Class C common stock and (b) 50% in restricted stock units that settle in shares of Class C common stock, all or a portion of which restricted stock units the director may elect to receive in the form of deferred stock units that settle in shares of Class C common stock;

•
an additional annual cash retainer with a value of $25,000 for service as chair of the Audit Committee, or, for Fiscal 2019, chair of the Capital Stock Committee, all or a portion of which the director may elect to receive in the form of deferred stock units that settle in shares of Class C common stock; and

•	an initial equity retainer with a value of $1,000,000 upon the director’s initial election or appointment to the Board, payable in options to purchase shares of Class C common stock.

An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded a pro-rated portion of each applicable annual retainer, in addition to the initial equity retainer described above.
In addition, during Fiscal 2019, Messrs. Dorman and Green served on the special committee of the Board of Directors, or Special Committee, formed to evaluate the Class V transaction solely on behalf of, and solely in the interests of, the holders of the Class V common stock. Members of the Special Committee received $20,000 per month, payable in arrears and beginning with respect to the month of February 2018, as compensation for the additional services performed by these committee members. For more information about the Class V transaction, see “Important Corporate Developments in Fiscal 2019.”
All of the equity-based awards are granted under the Dell Technologies Inc. 2013 Stock Incentive Plan. Each equity-based award vests in full on the first anniversary of the grant date, except that (1) the initial equity retainer awards vest annually in equal installments over four years from the grant date and (2) deferred stock units will settle in shares of Class C common stock on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause and a change in control of Dell Technologies. The shares of Class C common stock received in the settlement of the restricted stock units and stock options exercisable for Class C common stock are subject to the terms and conditions of a management stockholders agreement.
Before the Class V transaction described under “Important Corporate Developments in Fiscal 2019,” 50% of the annual equity retainer was payable in the form of options to purchase shares of Class V common stock (25% of the retainer) and in restricted stock units settling in shares of Class V common stock (25% of the retainer), all or a portion of which restricted stock units the director could elect to receive in the form of deferred stock units. Upon the completion of the Class V transaction, such outstanding equity awards, all of which were paid for Fiscal 2017 and Fiscal 2018, were converted into equity awards payable in shares of Class C common stock on the same terms and conditions (including applicable vesting requirements and deferral provisions) and with adjustments to the number of shares subject to such awards and to the exercise prices of such options based on the transaction exchange ratio.
We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.
We also provide our independent directors with liability insurance coverage for their activities as directors. Our certificate of incorporation and bylaws provide that our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification and to receive reimbursement of expenses as incurred in connection with any related legal proceedings.
The following table sets forth the compensation paid to our independent directors for Fiscal 2019.
Fiscal 2019 Director Compensation

Name	Fees earned or paid in cash (1) ($)	Stock awards (2) ($)	Option awards (3) ($)	Total ($)
David W. Dorman	320,000(4)	112,492	112,494	544,986
William D. Green	295,000(4)	112,492	112,494	519,986
Ellen J. Kullman	100,000	112,492	112,494	324,986
_____________

(1)
Each of Mr. Dorman and Mrs. Kullman elected to receive 75% of the annual cash retainer and committee chair retainer to which such director was entitled in the form of deferred stock units that settle in shares of Class C common stock. During Fiscal 2019, Mrs. Kullman served as the chair of the Audit Committee and Mr. Dorman served as the chair of the Capital Stock Committee, which was dissolved as of December 28, 2018 upon the completion of the Class V transaction described under “Important Corporate Developments in Fiscal 2019.” For service in Fiscal 2019, each of Mr. Dorman and Mrs. Kullman received an aggregate of 1,224 deferred stock units that settle in shares of Class C common stock, determined by dividing the applicable portion of the aggregate retainer amounts by the closing price of a share of Class C common stock as reported on the NYSE on April 2, 2019.

(2)
Stock awards were made in the form of restricted stock units that settle in shares of Class C common stock, subject to each director’s right to elect to receive a specified portion in deferred stock units that settle in shares of Class C common stock. For the annual equity retainer, Mrs. Kullman elected to receive 75% of the award of restricted stock units in the form of deferred stock units. For service in Fiscal 2019, each of Messrs. Dorman and Green was awarded an aggregate of 1,836 restricted stock units that settle in shares of Class C common stock and Mrs. Kullman was awarded an aggregate of 459 restricted stock units that settle in shares of Class C common stock and 1,377 deferred stock units that settle in shares of Class C common stock (together with the deferred stock units set forth in note 1, Mrs. Kullman received a total of 2,601 deferred stock units for Fiscal 2019). The aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the (a) restricted stock units awarded to each of Messrs. Dorman and Green was $112,492 and to Mrs. Kullman was $28,123 and (b) deferred stock units awarded to Mrs. Kullman was $84,369, in each case determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by the closing price of a share of Class C common stock as reported on the NYSE on April 2, 2019. As of February 1, 2019, excluding awards for Fiscal 2019 made in April 2019, Mr. Dorman held an aggregate of 4,787 outstanding deferred stock units and Mrs. Kullman held an aggregate of 10,172 outstanding deferred stock units.

(3)
Consists of annual awards of options to purchase shares of Class C common stock. For service in Fiscal 2019, each of Messrs. Dorman and Green and Mrs. Kullman received an aggregate of 4,982 options to purchase shares of Class C common stock. The aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the options was $112,494 based on a grant date fair value of $22.58, expected term of 3.56 years, risk-free rate of 2.27%, expected volatility of 46.89%, and an expected dividend yield of 0%. As of February 1, 2019, excluding awards for Fiscal 2019 made in April 2019, each of Messrs. Dorman and Green and Mrs. Kullman held an aggregate of 127,760 outstanding options.

(4)	Includes cash fees in an amount equal to $220,000 in connection with services performed between February 2018 and December 2018 as a member of the Special Committee.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2020, or Fiscal 2020.
PwC is a registered independent public accounting firm and has served as the independent registered public accounting firm of the Company or its predecessor since 1986. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to Dell Technologies on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.
Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.
The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2020.
In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2019 and the fiscal year ended February 2, 2018, or Fiscal 2018.
Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2019	Fiscal 2018
Audit Fees(a)	$28.3	$28.6
Audit-Related Fees(b)	5.5	3.1
Tax Fees(c)	0.6	1.7
All Other Fees(d)	2.0	0.1
Total	$36.4	$33.5
___________

(a)
This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries, and for other procedures.

(b)
This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, contract compliance reviews, phased audit procedures of pre-adoption accounting documentation and accounting research.

(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for corporate-wide tax planning services.

(d)
This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees primarily incurred for training presentations recognized for Association of Chartered Certified Accountants and Chartered Institute of Management Accountants qualifications and benchmarking services related to research and development activities.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining PwC’s independence.

The Audit Committee pre-approved PwC’s performance of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2020, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority would then be communicated to the full Audit Committee.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 52.
The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.
As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Executive Committee, which acted as the Board’s compensation committee for purposes of executive compensation determinations for Fiscal 2019, has structured Dell Technologies’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.
The Board of Directors urges stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also urges stockholders to review the Fiscal 2019 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Executive Committee and the Board of Directors believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices.
In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:
RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Nominating and Governance Committee, which has succeeded the Executive Committee as the Board’s compensation committee beginning on April 2, 2019, the Board of Directors or Dell Technologies. Although the vote is advisory in nature and non-binding, the Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

PROPOSAL 4 - APPROVAL OF SHARE INCREASE AMENDMENT UNDER THE DELL TECHNOLOGIES INC. 2013 STOCK INCENTIVE PLAN
The stockholders are being asked to consider and vote upon a proposal to amend the Dell Technologies Inc. 2013 Stock Incentive Plan, which we refer to as the plan, to increase the total number of shares of Class C common stock issuable under the plan by 35,000,000 shares from 75,500,000 shares to 110,500,000 shares. We refer to the proposed amendment as the share increase amendment.
The Board of Directors originally approved and adopted the plan on October 29, 2013. The Board amended and restated the plan as of September 2, 2016 and the stockholders approved the amended and restated plan as of September 5, 2016. The plan was further amended and restated by the Board as of December 28, 2018 and subsequently amended by the Board as of May 25, 2019.
Dell Technologies is seeking approval of the share increase amendment to comply with NYSE stockholder approval requirements applicable to material amendments to equity plans that have been approved by stockholders. The Board of Directors approved the share increase amendment, subject to stockholder approval at this annual meeting, as of May 25, 2019. If approved by stockholders at the annual meeting, the share increase amendment will be effective at the time of stockholder approval.
You are urged to read this entire proposal and the complete plan document, which is attached as Annex B to this proxy statement. We believe that approval of the share increase amendment is essential to enable us to recruit and retain key employees critical to our success and to enhance the alignment of the interests of our management with the interests of our stockholders, and thus that this proposal is in the best interests of our stockholders. We have explained our reasons for supporting this proposal under “- Why We Believe You Should Vote For This Proposal” below.
Our executive officers and directors have an interest in this proposal, as they would be eligible to receive equity awards under the plan as amended by the share increase amendment. For information about awards under the plan previously granted to our executive officers and directors, see “- Plan Benefits” below.
The Board of Directors unanimously recommends a vote “FOR” approval of the share increase amendment under the Dell Technologies Inc. 2013 Stock Incentive Plan.
Why We Believe You Should Vote For This Proposal
The Board of Directors believes that the approval of this proposal is essential for the ongoing success of Dell Technologies and its ability to recruit, retain and reward key employees and to offer equity-based compensation in a manner that is consistent with our compensation strategy and aligned with stockholders’ interests.
Enhancement of Our Equity Compensation Program. As described under “Important Corporate Developments in Fiscal 2019,” we closed our Class V transaction on December 28, 2018 in which we paid $14 billion in cash and issued 149,387,617 shares of Class C common stock to holders of our Class V common stock in exchange for all outstanding shares of Class V common stock. This transaction has enabled us to enhance our equity compensation program. The Class C common stock issued to former holders of the Class V common stock represents an interest in Dell Technologies’ entire business and, unlike the Class V common stock, is not intended to track the performance of any distinct assets or business. The Class C common stock is listed on the New York Stock Exchange and, as a publicly-traded stock, offers an effective form of incentive compensation not available under our former tracking stock structure.
Expansion of Participant Pool. Until the completion of the Class V transaction, a total of approximately 198 employees were granted awards under the plan. Our subsequent expansion of our employee equity compensation program will require an increase in shares available under the plan. Approximately 130,000 individuals are eligible to participate in the plan as of May 13, 2019.

Our Focus on Linking Compensation and Stockholder Value Creation. We believe it is essential to provide a long-term link between compensation and stockholder value creation, and we view equity compensation as one of the most effective means to create such a relationship.
Our long-term equity incentive program is designed to align the interests of our executive officers, senior management and other key employees with those of stockholders, motivate the senior management team to achieve key financial goals and reward superior performance over a multi-year period, and to compensate our non-employee directors for their service to Dell Technologies. We historically have used options, restricted stock and restricted stock units to create this link between pay and performance. Options inherently have no value unless our stock price increases, because the plan requires options to be granted with an exercise price at least equal to the fair market value of our Class C common stock on the date of grant. The fair value of a restricted share or restricted stock unit fluctuates with upward or downward movements in our stock price, which serves to align management’s interests with those of stockholders while at the same time creating more stability by providing an incentive for the holders of those awards to remain with Dell Technologies even if our stock price declines after the grant date.
The Need to Provide Competitive Compensation. Similar to other technology companies, we believe that equity compensation is an integral feature of a competitive total compensation package necessary to recruit, retain and reward key employees. Successful execution of our business strategy requires us to hire and retain high-performing key employees in a number of areas, including senior management, research and development, sales, marketing, finance and accounting, legal and human resources. We compete in the labor market for these talented employees with many other public and privately-held companies that provide equity-based compensation, and we believe that we must continue granting equity-based awards to remain a competitive employer. Therefore, we believe it is critical to our business strategy to have equity-based compensation as a component of our compensation program.
Cash Compensation Expense. If our ability to provide equity compensation is impaired, our cash compensation costs will be greater to offset equity compensation typically provided in the marketplace and maintain total compensation levels to attract and retain top performers. Our use of equity compensation will allow us to use more cash resources to operate and expand our business.
Promotion of Good Corporate Governance Practices. We designed the plan to include a number of provisions that we believe reinforce the alignment between stock-based compensation arrangements and stockholders’ interests. Under these provisions:

•	The plan does not allow for liberal share recycling.

•
Without stockholder approval, the plan’s administrator may not “reprice” any option or stock appreciation right by reducing the exercise price of the option or stock appreciation right or exchanging the option or stock appreciation right for cash or a new award with a lower (or no) exercise price.

•	The plan does not have any reload or “evergreen” share replenishment features.

•	Awards generally are subject to a one-year minimum vesting requirement, except with respect to awards representing in the aggregate a maximum of 5% of shares issuable as new awards under the plan.

•
Options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares of Class C common stock on the grant date (with a limited exception for substitute awards).

•	Options and stock appreciation rights are granted with a ten-year maximum term.

•	There is no vesting in dividends or dividend equivalent rights unless the underlying award vests.

•
The plan’s administrator has the authority under the plan to cancel outstanding awards if the applicable participant is terminated for “Cause” as defined in an applicable award agreement with the participant, or, in the absence of a relevant provision in any such agreement, for “Cause” as defined in the plan.

•
Stock awards under the plan are subject to mandatory reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the plan’s administrator and as in effect from time to time and (2) applicable law.

•
Stock awards under the plan generally are nontransferable, except for transfers by will or the laws of descent and distribution or, if permitted by the plan’s administrator, in the case of a participant’s death, by the beneficiary designee.

Additional Information
As of May 13, 2019, approximately 18,712,485 shares of Class C common stock remained available for issuance for future stock awards under the plan.
The following table illustrates the potential dilutive impact of stock awards under the plan if stockholders approve this proposal.

Plan Share Authorization
	Total Shares Available	Equity Dilution: Percentage of Shares of Common Stock Outstanding(2)
Shares of Class C common stock available for future stock awards if proposal is approved(1)	53,712,485	7.5%
__________

(1)
Reflects shares of Class C common stock that remain available for issuance for future stock awards under the plan as of May 13, 2019, and additional shares that will be available for future stock awards if stockholders approve this proposal. For more information about outstanding stock awards and shares of Class C common stock available for future stock awards, see “Equity Compensation Plan Information.”

(2)	As of May 13, 2019, Dell Technologies had issued and outstanding 718,563,551 shares of all outstanding series of common stock, including 173,096,985 shares of Class C common stock.

Summary of Material Provisions of Plan
The following summary of the material provisions of the plan is qualified in its entirety by reference to the complete text of the plan in the form in which it would become effective upon approval of this proposal. The text of that form is attached as Annex B to this proxy statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the plan in their entirety.
Effective Date and Term. The plan became effective on October 29, 2013 and will terminate on the tenth anniversary of the effective date unless the plan is terminated earlier by the Board of Directors or in connection with a change in control of Dell Technologies. No stock awards may be granted under the plan after the termination date of the plan, but stock awards granted before that date may extend beyond that date.
Amendment, Suspension or Termination. The Board may amend, alter or discontinue the plan. No amendment, alteration or discontinuation generally may be made (1) without the approval of the stockholders of Dell Technologies, if such an action (except in certain circumstances specified the plan) would increase the total number of shares reserved for the purposes of the plan or, if applicable, change the maximum number of shares for which stock awards may be granted to any participant, materially modify the requirements for participation in the plan, rescind the repricing limitation on awards of options and stock appreciation rights, or otherwise require stockholder approval under applicable law (including NYSE rules), or (2) without the consent of a participant, if such an action would diminish the rights of such participant under any outstanding stock award.

Purpose and Types of Awards. The purpose of the plan is to aid Dell Technologies and its affiliates in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of Dell Technologies and its affiliates by providing incentives through granting stock-based awards, which we refer to as stock awards, with respect to shares of our Class C common stock, which we refer to as shares, and cash-denominated awards. We refer to stock-based awards and cash-denominated awards collectively as awards.
The plan provides for the grant of any of the following types of stock awards (or any combination of such stock awards):

•	options to purchase shares, which may be incentive or nonqualified options;

•	stock appreciation rights; and/or

•	other stock-based awards, which are awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares of Class C common stock.

Other stock-based awards Dell Technologies may grant include restricted stock (which we refer to as restricted shares), restricted stock units, deferred stock units and dividend equivalent rights. Awards of options, restricted shares or restricted stock units, may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals.
Awards will be evidenced by award agreements adopted under the plan.
Administration. The plan is administered by the Nominating and Governance Committee, which we refer to as the Committee.
The Committee may delegate (1) its powers and duties under the plan in whole or in part to any sub-committee or (2) the authority to grant awards under the plan to any employee or group of employees of Dell Technologies or an affiliate, so long as the delegation to such employee or group of employees and the grant of awards under such delegation are consistent with applicable law and guidelines established by the Board from time to time. The Committee may not delegate to any employee or group of employees its authority under the plan to:

•	make awards to the Company’s directors;

•	make awards to employees who are officers of the Company or who are delegated authority to make awards under the plan; or

•	interpret the plan, any award or any award agreement.

Subject to the terms of the plan and each award agreement, the Committee is authorized to interpret the plan, to establish, amend and rescind any rules and regulations relating to the plan, and to make any other determinations that it deems necessary or desirable for the administration of the plan. Any decision of the Committee in the interpretation and administration of the plan generally lies within its sole and absolute discretion and is final, conclusive and binding on all parties concerned (including, without limitation, persons who receive or otherwise hold awards, referred to as participants, and their beneficiaries or successors). The Committee has the full power and authority to establish the terms and conditions of any award consistent with the provisions of the plan and to waive any such terms and conditions at any time (including, without limitation, by accelerating or waiving any vesting conditions, such as any minimum vesting condition imposed by the plan).
The Board is authorized at all times to act as the Committee.
Eligibility. Awards may be granted under the plan to individuals who are employees, consultants, non-employee directors or other service providers of Dell Technologies or any of its affiliates. As of May 13, 2019, approximately

130,000 individuals were eligible to participate in the plan, consisting of the following: 11 executive officers (including our employee director); six non-employee directors; one consultant; and the balance, approximately 129,982 employees of Dell Technologies and its subsidiaries.
Share Authorization and Usage. As of the date of this proxy statement, the plan authorizes the issuance of 75,500,000 shares of Class C common stock for stock awards under the plan. As of May 13, 2019, 47,371,326 shares were subject to outstanding stock awards and 18,712,485 shares remained available for issuance in connection with future stock awards.
Subject to adjustments for changes in our capitalization as described below, the aggregate number of shares of Class C common stock issuable pursuant to all stock awards granted on or after the date of stockholder approval of this proposal may not exceed the sum of:

•	35,000,000 shares of Class C common stock;

•	the number of shares of Class C common stock remaining available for future stock awards under the plan as of the date of the annual meeting (18,712,485 shares as of May 13, 2019); and

•
the number of shares of Class C common stock subject to outstanding stock awards as of the date immediately preceding the date of the annual meeting that subsequently terminate or lapse without the payment of consideration.

The issuance of shares or the payment of cash upon the exercise of a stock award or in consideration of the cancellation or termination of a stock award will reduce the total number of shares available under the plan. Shares that are subject to stock awards which terminate or lapse without the payment of consideration may be granted again under the plan, unless prohibited by applicable law.
In the Committee’s discretion, stock awards may be made under the plan in assumption of, or in substitution for, outstanding awards previously granted by any entity acquired by Dell Technologies or with which Dell Technologies combines. The number of shares of Class C common stock underlying such substitute awards will be counted against the aggregate number of such shares available for stock awards under the plan.
The shares to be issued under the plan may be authorized and unissued shares of Class C common stock, treasury shares, shares purchased on the open market or by private purchase, or a combination of the foregoing.
Limits on Awards. With respect to any plan participant other than a non-employee director:

•
grants of options or stock appreciation rights in respect of no more than 10,000,000 shares may be made to any individual participant during any single fiscal year of Dell Technologies (for this purpose, if a stock appreciation right is granted in tandem with an option, such that the stock appreciation right expires with respect to the number of shares for which the option is exercised, only the shares underlying the option will count against the limitation);

•
no more than 3,000,000 shares of Class C common stock may be issued in respect of other stock-based awards denominated in such shares to any individual participant for a single fiscal year of the Dell Technologies, provided that, with respect to other stock-based awards granted as performance compensation awards as to which the performance period extends beyond a single fiscal year, the limitation for the performance period is the sum of the limitations for each constituent fiscal year in the performance period, and if the award is paid in cash, other securities, other stock awards or other property, the value of such payment shall be no more than the fair market value of the shares after any reduction for the preceding limitation; and

•	the maximum amount that may be paid to any individual participant for a single fiscal year of Dell Technologies during a performance period (or with respect to each single fiscal year, in the event a performance period extends beyond a single fiscal year) pursuant to a performance compensation award denominated in cash may not exceed 0.5% of Dell Technologies’ aggregate consolidated operating income in the fiscal year immediately preceding the date on which such performance compensation award is granted.

Except for an initial director grant, the maximum number of shares subject to stock awards granted during a single fiscal year of Dell Technologies to any non‑employee director, taken together with any cash fees paid to such non‑employee director during the fiscal year, may not, in each case, exceed $1,000,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any stock award granted in a previous fiscal year).
Fair Market Value Determination. The fair market value of a share of Class C common stock, as of any date of determination, will be determined as follows:

•
if there is a public market for the Class C common stock on that date, the closing price of such share as reported on that date on the composite tape of the NYSE (or any other principal national securities exchange on which the Class C common stock is listed or admitted to trading);

•
if such share is not listed or admitted on any national securities exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any established U.S. interdealer quotation system on which such prices are regularly quoted, referred to as a quotation system; or

•
if no sale of such share shall have been reported on the composite tape of any national securities exchange or quoted on a quotation system on such date, the closing price of such share or the arithmetic mean of the per share closing bid price and per share closing asked price, as applicable, on the immediately preceding date on which sales of such share have been so reported or quoted.

If there is no public market for a share of Class C common stock on such date, fair market value will be the price determined in good faith by the Board or a Board committee.
Options. The plan permits the grant of incentive stock options under Section 422 of the Code or ISOs, and options that do not qualify as incentive stock options, which we refer to as nonqualified stock options. The maximum number of shares for which ISOs may be granted under the plan is being increased by 35,000,000 shares from 75,000,000 shares to 110,000,000 shares upon stockholder approval of this proposal. Incentive stock options may be granted only to our employees and employees of certain of our corporate subsidiaries. In addition, no ISO may be granted to any participant who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of Dell Technologies or of any subsidiary, unless (1) the exercise price for such ISO is at least 110% of the fair market value of a share on the date the ISO is granted and (2) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted (other than in the case of options granted in substitution of previously granted awards, as permitted under the plan).
The exercise price of each option will be determined by the Committee, except that the exercise price may not be less than 100% (or, for incentive stock options granted to any person who owns more than 10% of the total combined voting power of all classes of Dell Technologies voting stock, 110%) of the fair market value of a share of Class C common stock on the date on which the option is granted (other than in the case of options granted in substitution of previously granted awards, as permitted under the plan).
Although the period during which an option may be exercised may vary from award to award, the longest period of time for which an option will remain exercisable is ten years after the date on which it is granted. The Committee determines the time or times at which each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments (referred to as vesting), and the exercisability of options may be accelerated by the Committee.

In its discretion, the Committee may elect at any time to pay cash or part cash and part shares in lieu of issuing only shares in respect of the exercise of an option. If a cash payment is made in lieu of issuing any shares in respect of the option exercise, the amount of such payment will be equal to the product of the number of shares for which a cash payment is being made multiplied by the excess of the fair market value per share of Class C common stock as of the date of exercise over the exercise price.
The exercise price for any option generally is payable as follows:

•	in cash or cash equivalents; or

•	if the applicable award agreement so provides:

•
in shares having a fair market value equal to the aggregate exercise price for the shares being purchased, so long as the participant has held such shares for no less than six months (or other period of time established by the Committee);

•	partly in cash and partly in shares;

•
if the shares for which the option is exercised are registered under the Exchange Act and traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to sell shares obtained by the exercise and to deliver promptly to Dell Technologies an amount of the proceeds of such sale equal to the aggregate exercise price;

•	by delivering a full-recourse promissory note; or

•	through net settlement in shares, subject to applicable limitations set forth in the award agreement.

A participant who receives options will have no rights of a stockholder as to the shares of Class C common stock on which the option is based.
Awards of options are nontransferable, except for transfers by will or the laws of descent and distribution, or, if permitted by the plan’s administrator, in the case of a participant’s death, by the beneficiary designee, unless expressly permitted by the Committee in an award agreement or otherwise in writing.
Stock Appreciation Rights. The plan permits the grant of stock appreciation rights. A stock appreciation right represents the participant’s right to receive a compensation amount, based on the value of the appreciation in the Class C common stock from the date of grant to the date of exercise, if vesting criteria or other terms and conditions established by the Committee are met. The Committee may grant (1) a stock appreciation right independent of an option or (2) a stock appreciation right in connection with an option, or a portion thereof. A stock appreciation right granted in connection with an option may be granted at the time the related option is granted or at any time before the exercise or cancellation of the related option, will cover the same number of shares covered by such option (or such lesser number of shares as the Committee may determine), and generally will be subject to the same terms and conditions as such option.
The exercise price of each stock appreciation right is determined by the Committee, except that the exercise price may not be less than 100% of the fair market value of a share of Class C common stock on the date on which the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards, as permitted under the plan), except that, in the case of a stock appreciation right granted in connection with an option, or a portion thereof, the exercise price may not be less than the exercise price of the related option. Each stock appreciation right granted independent of an option will entitle a participant upon exercise to an amount equal to (1) the excess of (a) the fair market value on the exercise date of one share over (b) the exercise price per share, multiplied by (2) the number of shares covered by the stock appreciation right. Each stock appreciation right granted in connection with an option, or a portion thereof, will entitle a participant to surrender to Dell Technologies the unexercised option, or any portion thereof, and to receive in exchange therefor an amount equal to (1) the excess of (a) the fair market value on the exercise date of one share over (b) the option exercise price, multiplied by (2) the number of shares covered by the option, or portion thereof, which is surrendered.
The term of a stock appreciation right may not exceed ten years after the date of grant. If the vesting criteria or other terms and conditions are met, Dell Technologies will settle stock appreciation rights in shares of Class C common stock or in cash, or partly in shares and partly in cash, with any such shares valued at fair market value.
A participant who receives stock appreciation rights will have no rights of a stockholder as to the shares of Class C common stock on which the stock appreciation right is based.
Awards of stock appreciation rights are nontransferable, except for transfers by will or the laws of descent and distribution, or, if permitted by the plan’s administrator, in the case of a participant’s death, by the beneficiary designee, unless expressly permitted by the Committee in an award agreement or otherwise in writing.
Restricted Shares. The plan permits the grant (or sale at the purchase price determined by the Committee) of restricted share awards. A restricted share award is an award of shares of Class C common stock that may be subject to restrictions on transferability and other restrictions as the Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments, or otherwise, as the Committee may determine, subject to the one-year minimum vesting provision under the plan. Unless otherwise provided in an award agreement, a participant who receives restricted shares will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of Class C common stock, except that the plan requires any dividends to be withheld and accumulated contingent on vesting of the underlying shares. During the period, if any, in which restricted shares are nontransferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of such restricted shares.
Restricted Stock Units and Deferred Stock Units. The plan permits the grant of restricted stock units and deferred stock units. Restricted stock units represent the participant’s right to receive a compensation amount, based on the value of the shares of Class C common stock, if vesting criteria, including, without limitation, the one-year minimum vesting provision under the plan, and other terms and conditions established by the Committee are met. Dell Technologies will settle restricted stock units in cash, shares of Class C common stock or a combination of the two. Deferred stock units are restricted stock units that provide for the settlement and delivery of cash, shares of Class C common stock, or a combination of the two after the date of vesting, consistent with the terms of Section 409A of the Internal Revenue Code, referred to as the Code.
A participant who receives restricted stock units or deferred stock units will have no rights of a stockholder as to the shares of Class C common stock on which the restricted stock unit or deferred stock unit is based, although the Committee may provide that a recipient of such a stock award will be entitled to receive dividend equivalent rights paid on an equivalent number of shares of Class C common stock. The plan provides that any such dividend equivalent rights will be deemed withheld and accumulated contingent on vesting of the underlying award. During the period, if any, in which restricted stock units or deferred stock units are nontransferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of such stock awards.
Unrestricted Stock and Other Equity-Based Awards. The plan permits the grant (or, for unrestricted stock, sale at the purchase price determined by the Committee) of unrestricted stock and other types of Class C common stock-based awards. An unrestricted stock award is an award of shares of Class C common stock free of any restrictions. The Committee may grant in the aggregate a number of shares of unrestricted stock (or similar awards) representing a maximum of 5% of shares issuable as new awards under the plan. Other equity-based awards are payable in cash, shares of Class C common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Committee. The terms and conditions that apply to other equity-based awards are determined by the Committee, consistent with the terms of the plan.

Dividend Equivalent Rights. The plan permits the grant of dividend equivalent rights in connection with the grant of any equity-based award, other than options and stock appreciation rights. Dividend equivalent rights are rights to receive (or to receive credits for the future payment of) cash, shares of Class C common stock, other awards or other property equal in value to dividend payments or distributions paid or made with respect to a specified number of shares of Class C common stock. The plan provides that any dividend equivalent rights granted as part of an underlying award will be deemed withheld and accumulated contingent on vesting of the underlying award.
Performance Compensation Awards. The plan permits the Committee to grant stock awards and cash bonus awards that are designed to be performance compensation awards. Under performance compensation awards, the Committee sets performance goals which, depending on the extent to which they are met, will determine the number of shares of Class C common stock and/or the amount of a cash bonus earned by a participant. In granting performance compensation awards, the Committee has the discretion to select the length and number of performance periods, subject to the one-year minimum vesting provision under the plan applicable to other stock-based awards, the type of performance compensation award, the performance criteria and performance formula used for the performance goals and the level or levels required to achieve the performance goals.
Performance Criteria. The plan permits the Committee to establish performance goals from the following performance criteria, determined either on a GAAP or a non-GAAP basis:

•	net earnings, net income (before or after taxes) or consolidated net income;

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross revenue or gross revenue growth, gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return measures (including, without limitation, return on investment, assets, capital, employed capital, invested capital, equity or sales);

•	cash flow measures (including, without limitation, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per share basis;

•	actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA);

•	gross or net operating margins;

•	productivity ratios;

•	share price (including, without limitation, growth measures and total stockholder return);

•	expense targets or cost reduction goals, general and administrative expense savings;

•	operating efficiency;

•	objective measures of customer/client satisfaction;

•	working capital targets;

•	measures of economic value added or other “value creation” metrics;

•	enterprise value;

•	sales;

•	stockholder return;

•	customer/client retention;

•	competitive market metrics;

•	employee retention;

•
objective measures of personal targets, goals or completion of projects (including, without limitation, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets);

•	comparisons of continuing operations to other operations;

•	market share;

•	cost of capital, debt leverage year-end cash position or book value;

•	strategic objectives; or

•	any combination of the foregoing.

Any one or more of the performance criteria may be stated as a percentage of another performance criterion, or used on an absolute or relative basis to measure the performance of one or more of Dell Technologies and/or any of its affiliates, or any divisions or operational and/or business units, product lines, brands, business segments or administrative departments of Dell Technologies and/or any of its affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.
Modification of Performance Goals. The plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the Committee. Such conditions may include the following:

•	asset write-downs;

•	litigation or claims, judgments or settlements;

•	the effect of changes in tax laws, accounting principles or other laws or rules affecting reported results;

•	any reorganization or restructuring programs;

•	acquisitions or divestitures;

•	any other specific, unusual or nonrecurring events or objectively determinable category thereof;

•	foreign exchange gains and losses;

•	discontinued operations and nonrecurring charges; or

•	a change in our fiscal year.

The Committee has the authority to provide for accelerated vesting of any performance compensation award based on the achievement of performance goals pursuant to the above performance criteria.
Adjustments for Certain Events. The Committee will make such substitution or adjustment in the number of shares of Class C common stock reserved and available for issuance under the plan as it deems equitable to reflect certain changes in the shares of Class C common stock by reason of any stock dividend, stock split, reverse stock split, share combination, extraordinary cash dividend, reorganization, recapitalization, merger, consolidation, stock rights offering, spin-off, combination, transaction or exchange of such shares or other corporate exchange, or other similar transaction. In any such event, to prevent the enlargement or diminution of the benefits or potential benefits intended to be made available under the plan, the Committee will make such substitution or adjustment in outstanding stock awards as it deems equitable, including with respect to:

•	the number or kind of shares or other securities issued or reserved for issuance pursuant to such stock awards;

•	the exercise price of options; and/or

•	any other affected term of such stock awards.

Change in Control. In the event of a change in control of Dell Technologies, the Committee may take any of the following actions:

•	accelerate, vest or cause the restrictions to lapse with respect to all or any portion of a stock award;

•
subject to any limitations or reductions as may be necessary to comply with applicable law, cancel such stock award for fair value (as determined by the Committee in its sole discretion in good faith) which, in the case of options, may, if so determined by the Committee, equal the excess of value, if any, of the consideration to be paid in the change in control transaction to holders of the same number and class of shares subject to such options (or, if no consideration is paid in any such transaction, the fair market value of the shares subject to such options) over the aggregate exercise price of such options (with any option having a per share exercise price equal to, or in excess of, such fair market value subject to cancellation or termination without any payment or consideration therefor);

•
subject to any limitations or reductions as may be necessary to comply with applicable law, provide for the issuance of substitute stock awards that will preserve the rights under, and the otherwise applicable terms of, any affected stock awards previously granted as determined by the Committee in its sole discretion in good faith; and/or

•
provide that for a period of at least 15 days prior to the change in control, options will be exercisable as to all shares subject thereto (whether or not vested) and that upon the occurrence of the change in control, such options shall terminate.

For purposes of the plan, a change in control of Dell Technologies will mean the occurrence of any one or more of the following events:

•
the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

•
any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•
any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•
prior to an initial public offering of the Class C common stock that is registered under the Securities Act, the Sponsor Stockholders and their respective affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective affiliates or any person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

For purposes of this provision of the plan, the term Sponsor Stockholders refers collectively to the MD stockholders (as defined in Annex A to this proxy statement) and the SLP stockholders (as defined in Annex A to this proxy statement).
Clawback and Repayment. All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time and (2) applicable law. Further, to the extent that a participant receives any amount in excess of the amount that such participant otherwise should have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement), the participant will be required to repay any such excess amount to Dell Technologies.
Summary of Material U.S. Federal Income Tax Consequences
The following is a brief summary of material U.S. federal income tax consequences of the plan under current U.S. federal income tax law. This summary deals with the general tax principles applicable to the plan and is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change. This summary does not address foreign, state and local tax laws or employment, estate and gift tax considerations because they may vary depending on individual circumstances and from jurisdiction to jurisdiction.
Nonqualified Stock Options. There are no immediate U.S. federal income tax consequences of receiving an award of nonqualified stock options under the plan. Upon exercise of the option, the difference between the exercise price and the fair market value of the shares subject to the option on the exercise date will constitute ordinary income taxable to the participant. Upon the participant’s disposition of shares acquired upon exercise, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Incentive Stock Options. There are no immediate U.S. federal income tax consequences of receiving an award of incentive stock options under the plan. In addition, although a participant generally will not recognize taxable income upon the exercise of an incentive stock option, the participant’s alternative minimum taxable income will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the exercise date, exceeds the aggregate exercise price. Further, except in the case of the participant’s death or disability, if an option is exercised more than three months after the participant’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options.
If a participant sells the shares acquired upon exercise of an incentive stock option at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised, any excess of the sale price of the option shares over the exercise price will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition occurs before the completion of the two-year and one-year periods, the excess of the fair market value of the option shares on the disposition date over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes, and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. We will not be entitled to a business expense deduction with respect to an incentive stock option unless the participant engages in a disqualifying disposition, at which time we will be entitled to a deduction equal to the amount of the ordinary income taxable to the participant.
Stock Appreciation Rights. There are no immediate U.S. federal income tax consequences of receiving an award of stock appreciation rights under the plan. Upon exercise of stock appreciation rights, the distribution of shares of Class C common stock or the cash payment in satisfaction of the stock appreciation rights will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class C common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.
Restricted Shares. Generally, a participant under the plan will not recognize any taxable income for U.S. federal income tax purposes in the year of the restricted share award if the shares of Class C common stock subject to the award are nontransferable and subject to a substantial risk of forfeiture. A participant, however, may elect under Section 83(b) of the Code to recognize ordinary income in the year of the award in an amount equal to the fair market value of the shares on the award date, determined without regard to the restrictions. If a participant does not make a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as ordinary income to the participant and will be taxable in the year in which the restrictions lapse. Dividends and distributions paid on restricted shares for which a participant has not made a Section 83(b) election are taxed as ordinary income subject to withholding taxes. After the restricted share award vests (or earlier upon a participant’s timely Section 83(b) election), dividends and distributions paid on the restricted shares will no longer be considered ordinary income.
Restricted Stock Units and Deferred Stock Units. There are no immediate U.S. federal income tax consequences of receiving an award of restricted stock units or deferred stock units under the plan. A distribution of shares of Class C common stock or payment of cash in satisfaction of an award of restricted stock units or deferred stock units will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class C common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.
Unrestricted Stock. If a participant under the plan receives an award of unrestricted stock, the participant will be required to recognize ordinary income for U.S. federal income tax purposes in an amount equal to the fair market value of the shares on the award date, reduced by the amount, if any, paid for the shares. Upon the participant’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Dividend Equivalent Rights. There are no immediate U.S. federal income tax consequences of receiving an award of dividend equivalent rights under the plan. A participant who receives dividend equivalent rights will recognize ordinary income on the date of payment in the amount distributed to the participant pursuant to the award.
Performance Compensation Awards. There are no immediate U.S. federal income tax consequences of receiving a performance compensation award under the plan. A distribution of shares of Class C common stock or payment of cash in satisfaction of a performance compensation award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class C common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.
Business Expense Deductions. If Dell Technologies complies with applicable reporting requirements, it generally will be entitled to a business expense deduction in the same amount and generally at the same time as participants recognize ordinary income arising out of their awards, subject to the limitation on deductibility under Section 162(m) of the Code.
Section 280G of the Code. If payments which are contingent on a change in control of Dell Technologies are determined to exceed certain limitations set forth in the Code, those payments may be subject to a 20% excise tax, and Dell Technologies’ deduction with respect to the associated compensation expense may be disallowed in whole or in part.
Plan Benefits
The number of shares of Class C common stock or other stock awards that will be awarded to plan participants other than independent directors under the plan in the future is not currently determinable. These awards are within the discretion of the Committee, and the Committee has not determined future awards or the plan participants who might receive them. Under our current independent director compensation policy, each of our independent directors will receive annual equity awards with a value of $225,000 under the plan payable (a) 50% in options to purchase shares of Class C common stock and (b) 50% in restricted stock units that settle in shares of Class C common stock. For additional information about the compensation of our independent directors, see “Proposal 1 - Election of Directors - Director Compensation.”
We granted stock options under the plan to the following persons from October 29, 2013, which was the effective date of the plan, through May 13, 2019: our named executive officers: Michael S. Dell (0); Thomas W. Sweet (2,181,818); Jeffrey W. Clarke (4,181,882); Allison Dew (276,365); and William F. Scannell (193,659); all current executive officers, as a group, 17,328,091; all six current directors who are not executive officers, as a group, 435,167; each nominee for election as a director (in addition to Mr. Dell): Mr. Dorman (132,742); Mr. Durban (0); Mr. Green (132,742); Mrs. Kullman (132,742); Mr. Patterson (0); and Ms. Vojvodich (36,941); and all employees of Dell Technologies and our subsidiaries, including all current officers who are not executive officers, as a group, 37,115,067. For information about the material terms of the options awarded to our executive officers under the plan, see “Compensation of Executive Officers - Outstanding Equity Awards at End of Fiscal 2019.”
On May 13, 2019, the closing price per share of the Class C common stock as reported on the NYSE was $64.04.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2019.

Plan Category		Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(2)	Weighted-average exercise price of outstanding options, warrants and rights (3)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (4)
Equity compensation plans approved by security holders	Class A: Class C:	— 34,107,103	$	— 15.12	— 32,050,556
Equity compensation plans not approved by security holders	Class A: Class C:	10,909,091 80,964		$13.75 13.48	—(5) —(6)
Total:	Class A: Class C:	10,909,091 34,188,067		$13.75 15.12	— 32,050,556
__________

(1)
The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2019, (a) with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock that were issuable upon the exercise or settlement of outstanding time-based and performance-based options and time-based and performance-based restricted stock units, or RSUs, granted under the Dell Technologies Inc. 2013 Stock Incentive Plan, referred to as the 2013 Plan, and (b) with respect to equity compensation plans not approved by security holders, the number of shares of Class A common stock and Class C common stock that were issuable upon the exercise of outstanding time-based options granted under the Stock Option Agreement, dated as of November 25, 2013, between Michael S. Dell and the Company, and the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan, respectively. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 12,084,852 time-based options to purchase Class C common stock, 18,572,575 performance-based options to purchase Class C common stock, 813,683 time-based RSUs that may be settled in Class C common stock, 2,621,034 performance-based RSUs that may be settled in Class C common stock and 14,959 time-based deferred stock units that may be settled in Class C common stock. The number of securities to be issued under equity compensation plans not approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 10,909,091 time-based options to purchase Class A common stock and 80,964 time-based options to purchase Class C common stock.

(2)
The number of shares of Class C common stock to be issued upon exercise of outstanding options, warrants and rights set forth in this column includes options to purchase shares of Class C common stock and deferred stock units that may be settled in Class C common stock granted under the 2013 Plan in replacement for previously outstanding options to purchase shares of Class V common stock and deferred stock units that were eligible to be settled in Class V common stock in connection with the completion of the Class V transaction described under “Important Corporate Developments in Fiscal 2019.” As a result of the Class V transaction, which was completed on December 28, 2018, no options, warrants or rights with respect to Class V common stock or under which shares of Class V common stock may be issued remain outstanding.

(3)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs or deferred stock units, as RSUs and deferred stock units have no exercise price.

(4)
The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, service-based and performance-based RSUs and deferred stock units under the 2013 Plan. The maximum number of shares of Class C common stock issuable under the 2013 Plan (subject to adjustment for stock dividends and splits and other specified events) is 75,500,000, which may be issued in the form of any such award.

(5)	As of the end of Fiscal 2019, no shares remained available for future awards under the Stock Option Agreement, dated as of November 25, 2013, between Michael S. Dell and the Company.

(6)	As of the end of Fiscal 2019, no shares remained available for future awards under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan.

COMPENSATION COMMITTEE REPORT

The Executive Committee of the Board of Directors of Dell Technologies Inc., acting as the compensation committee of the Board of Directors for the fiscal year ended February 1, 2019, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Executive Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s annual report on Form 10-K for the fiscal year ended February 1, 2019.

EXECUTIVE COMMITTEE

Michael S. Dell, Chair Egon Durban

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis is intended to provide stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles and the compensation in effect during Fiscal 2019 for the executive officers identified in the Fiscal 2019 Summary Compensation Table under “Compensation of Executive Officers.” We refer to these executive officers as the named executive officers.

Dell Technologies’ compensation programs are designed to attract, reward and retain high-quality talent and to provide appropriate incentives for achieving Dell Technologies’ financial goals and strategic objectives. Dell Technologies’ compensation programs are focused on both Company and individual performance to create a culture of meritocracy. To align with the objective of meritocracy, we use our performance-based variable pay programs to drive Company and individual performance. The emphasis on variable pay, aligned with Company performance, also helps manage costs.
As described under “Important Corporate Developments in Fiscal 2019,” we closed our Class V transaction on December 28, 2018 in which we paid $14 billion in cash and issued 149,387,617 shares of Class C common stock to holders of our Class V common stock in exchange for all outstanding shares of Class V common stock. The Class C common stock issued to former holders of the Class V common stock represents an interest in Dell Technologies’ entire business and, unlike the Class V common stock, is not intended to track the performance of any distinct assets or business. The Class C common stock is listed on the New York Stock Exchange and, as a publicly-traded stock, offers an effective form of incentive compensation not available under our former tracking stock structure.
Named Executive Officers

The named executive officers are as follows:

Name	Title
Michael S. Dell	Chairman and Chief Executive Officer
Thomas W. Sweet	Chief Financial Officer
Jeffrey W. Clarke	Vice Chairman, Products and Operations
Allison Dew	Chief Marketing Officer
William F. Scannell	President, Global Enterprise Sales and Customer Operations, Dell EMC

Highlights of Fiscal 2019 Performance
We continued to execute on our long-term strategic objectives in Fiscal 2019, which better positioned us for success. Our full-year financial results for Fiscal 2019 included the following highlights:

•	a year-over-year increase in revenue to $90.6 billion, or 15%, and in non-GAAP revenue to $91.3 billion, or 14%;

•	a year-over-year reduction in operating loss to $191 million, or 92%, and an increase in non-GAAP operating income to $8.9 billion, or 14%;

•	year-over-year double-digit revenue growth across all three business units (Information Solutions Group, Client Solutions Group and VMware);

•	storage revenue growth in all four quarters;

•	year-over-year servers and networking growth of 28%; and

•	cash flow from operations of $7.0 billion.

A reconciliation of Fiscal 2018 and Fiscal 2019 non-GAAP revenue and non-GAAP operating income to the corresponding GAAP financial measures is set forth in Annex C to this proxy statement.

Executive Summary

Summary of Compensation Decisions for Fiscal 2019 and Fiscal 2020

Fiscal 2019 Payouts Under Incentive Bonus Plan and Special Incentive Bonus Plan - In recognition of Dell Technologies’ strong Fiscal 2019 performance, the named executive officers, along with the employee population as a whole, received above-target bonus payouts under the annual Incentive Bonus Plan. Because Dell Technologies’ performance exceeded the overall financial objectives of the plan, the Committee set the corporate bonus modifier under the plan at 140% of target. Similarly, in light of Dell Technologies’ Fiscal 2019 performance and the individual performance of our named executive officers, each of our named executive officers received a payout of 100% of the officers’ Fiscal 2019 target bonus under the Special Incentive Bonus Plan.

Vesting of Management Equity Program Performance-Based Options - In accordance with the terms of our Class V transaction, all outstanding performance-based stock options, which were granted from Fiscal 2014 to Fiscal 2017, vested in full in Fiscal 2019.

Changes to Short-Term Incentive Design - Beginning in Fiscal 2020, the Special Incentive Bonus Plan, which has provided incentives for short-term performance, will be phased out for our executive officers. As a result, a greater portion of the target compensation of our named executive officers will be in the form of long-term equity incentives.

Changes to Long-Term Incentive Design - Beginning in Fiscal 2020, Dell Technologies is transitioning equity incentives for its executive officers from our Management Equity Program, which focused on multi-year grants of equity, to an annual equity grant program using a mix of time-based and performance-based restricted stock units vesting over three years. Fiscal 2020 performance-based awards will use multiple performance measures, including relative total shareholder return (rTSR), and offer a maximum vesting opportunity of up to 200% of the target number of shares for exceptional performance. These changes are intended to give us new incentive features to link our core objectives with our compensation philosophy, to enhance alignment of the interests of our senior leadership team with those of our stockholders, and to enable us to compete more effectively for executive talent.

Executive Compensation Philosophy and Core Objectives

During Fiscal 2019, the Executive Committee of the Board of Directors acted as the compensation committee of the Board. The Executive Committee is composed of Mr. Dell, as Chair of the committee, and Mr. Durban. Effective April 2, 2019, the Nominating and Governance Committee of the Board of Directors assumed responsibility for acting as the compensation committee of the Board. The Nominating and Governance Committee is composed of Mr. Dell, as Chair of the committee, Egon Durban and David Dorman. References in this Compensation Discussion and Analysis to the “Committee” for periods prior to April 2, 2019 refer to the Executive Committee, and thereafter refer to the Nominating and Governance Committee.

As compensation committee of the Board, the Committee is responsible for reviewing, approving and administering compensation programs for executive officers that ensure a suitable link between pay and performance, while appropriately balancing risk. The Committee seeks to increase stockholder value by rewarding performance and ensuring that Dell Technologies can attract and retain the best executive talent through adherence to the following core compensation objectives:

•	aligning the interests of executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	providing appropriate cash incentives for achieving Dell Technologies’ financial goals and strategic objectives;

•	creating a culture of meritocracy by linking pay to individual and Company performance; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation

Elements of Total Compensation Package - The primary components of Dell Technologies’ compensation program for executive officers consist of base salary, annual incentive bonuses, long-term equity and cash incentives, benefits and limited perquisites. Dell Technologies does not target a fixed mix of pay for executive officers, but instead evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations.

Because executive officers are in a position to directly influence Dell Technologies’ performance, a significant portion of their compensation is delivered in the form of short-term and long-term incentives for which payment or vesting are tied to corporate performance to assist in motivating executives to achieve Dell Technologies’ strategic and financial objectives. In addition, the value ultimately realized from equity awards is a function of the value of our common stock.

Compensation Consultants - The Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2019.

Process for Evaluating and Determining Executive Officer Compensation - Dell Technologies conducts a subjective evaluation of the performance of each executive officer annually and then makes a recommendation to the Committee regarding such officer’s compensation for the current year. After input from management and the human resources department, the Committee determines the individual compensation elements and associated amounts for each executive officer other than Mr. Dell. When making individual compensation decisions for an executive officer, the Committee considers a variety of factors, including:

•	the performance of Dell Technologies and the executive officer’s business unit, if applicable;

•	the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	retention considerations.

As a controlled company under NYSE rules, Dell Technologies is not subject to NYSE requirements that executive compensation decisions be made by a committee of the Board of Directors consisting solely of independent directors. Before April 2, 2019, the Executive Committee acted as the compensation committee of the Board and consisted of directors nominated by Dell Technologies’ major stockholders - the MD stockholders and the SLP stockholders - to help ensure that compensation decisions are aligned with stockholder interests. Effective April 2, 2019, the Nominating and Governance Committee, consisting of Mr. Dell, Mr. Durban and Mr. Dorman, who is an independent director under NYSE rules, serves as the compensation committee of the Board and benefits from independent director representation in our compensation committee decisions.

Matters regarding Mr. Dell’s compensation are subject to review and approval by the Board of Directors rather than the Committee.

Compensation Risk Oversight - Dell Technologies’ management has undertaken a review of the Company’s material compensation processes, policies and programs for all employees and has determined that those processes, policies and programs are not reasonably likely to have a material adverse effect on the Company.

Consideration of Annual Say-On-Pay Results - At our annual meeting of stockholders in 2018, we received approximately 98% support for our Say-on-Pay vote. No significant changes have been made to the structure of our executive compensation programs in light of our 2018 Say-on-Pay results.

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Salaries for each named executive officer (other than Mr. Dell) are determined annually by the Committee. The base salaries of our executive officers vary based on each executive officer’s level of responsibility, performance, experience, retention considerations, historical compensation and internal equity considerations.

For Fiscal 2019, Mr. Dell received a base salary at an annual rate of $950,000 in accordance with his employment agreement. Under the employment agreement, Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. For additional information concerning Mr. Dell’s employment agreement, see “- Other Compensation Matters - Employment Agreements; Severance and Change-in-Control Arrangements - Employment Agreement with Michael S. Dell.”

The table below summarizes the base salary of each of the named executive officers for Fiscal 2019. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below.

Name	Fiscal 2019 Salary ($)
Michael S. Dell	950,000
Thomas W. Sweet	725,000
Jeffrey W. Clarke	851,160
Allison Dew	486,058
William F. Scannell	725,000

Cash Bonus Plans

In Fiscal 2019, all of Dell Technologies’ executive officers participated in the Dell Inc. Incentive Bonus Plan, or IBP, a program that forms a part of the Dell Inc. Annual Bonus Plan.

Incentive Bonus Plan

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers. For each element described below, determinations are made by the Committee for the named executive officers other than Mr. Dell. The Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of eligible earnings for that fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2019, target annual incentives for our named executive officers were as follows:

Name	Target Annual Incentive Opportunity as % of Eligible Earnings
Michael S. Dell	200%
Thomas W. Sweet	100%
Jeffrey W. Clarke	100%
Allison Dew	100%
William F. Scannell	100%

IBP Formula

To arrive at a Fiscal 2019 IBP payout amount for the executive officers, the target annual incentive opportunity for each executive officer was multiplied by a formula based on corporate performance and individual performance. In determining the amount of the actual bonus payout, the Committee may consider the potential payout produced by the formula and any other factors it deems appropriate.

IBP Corporate Performance Modifier

The Committee establishes corporate performance measures and target goals annually. For Fiscal 2019, the designated corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved.

The Committee retains subjective discretion to adjust IBP measures as it determines appropriate. For the Fiscal 2019 IBP, the corporate performance goals were as follows:

	Threshold	Plan (Target)	200% Modifier (1)
Non-GAAP revenue (billions) (2)	$57.7	$71.5	$92.3
Non-GAAP operating income (billions) (3)	$4.2	$5.2	$6.8
IBP modifier	50%	100%	200%
________

(1)	For Fiscal 2019, there was no cap on the IBP modifier. The modifier would increase on a linear basis for performance above target.

(2)
For purposes of the IBP, non-GAAP revenue generally is calculated by adjusting Dell Technologies’ net revenue as computed in accordance with accounting principles generally accepted in the United States, or GAAP, to exclude the impact of purchase accounting. Non-GAAP revenue for this purpose is not calculated in the same manner in which non-GAAP revenue is calculated for external financial reporting purposes. Non-GAAP revenue used for Fiscal 2019 IBP measures excludes the results of certain subsidiaries.

(3)
For purposes of the IBP, non-GAAP operating income generally is calculated by adjusting Dell Technologies’ operating income as computed on a GAAP basis to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses and other corporate expenses. Non-GAAP operating income for this purpose is not calculated in the same manner in which non-GAAP operating income is calculated for external financial reporting purposes. Non-GAAP operating income used for Fiscal 2019 IBP measures excludes the results of certain subsidiaries.

Dell Technologies achieved strong financial results for Fiscal 2019, exceeding both the target corporate non-GAAP revenue goal and the target non-GAAP operating income goal for Fiscal 2019 IBP. For Fiscal 2019, Dell Technologies, excluding the results of Pivotal Software, Inc., SecureWorks Corp., RSA Security LLC, Virtustream Group Holdings, Inc. and Boomi, Inc. for purposes of determining performance under the IBP measures, achieved non-GAAP revenue of $79.9 billion and non-GAAP operating income of $6.0 billion. Consistent with our philosophy of rewarding performance that achieves and exceeds Dell Technologies’ annual financial goals, our Fiscal 2019 performance resulted in a final corporate bonus modifier of 140% of target.

IBP Individual Performance Modifier

In view of the executive officers’ potential to influence corporate performance, the Committee (or, in regard to Mr. Dell, the Board of Directors) may take into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from zero to 150% generally following the end of each fiscal year. In determining individual bonus modifiers, the Committee may consider such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer a subjective individual performance modifier based on a holistic and subjective assessment of the officer’s performance. Following the end of Fiscal 2019, the Board of Directors approved Mr. Dell’s bonus amount and the Committee approved the bonus amounts of the other named executive officers. The individual modifiers are shown below along with the corresponding bonus payment amounts:

Name	Individual Modifier (%)	Corporate Modifier (%)	Bonus Payment ($)
Michael S. Dell	100	140	2,660,000
Thomas W. Sweet	120	140	1,218,000
Jeffrey W. Clarke	130	140	1,549,111
Allison Dew	120	140	772,962
William F. Scannell	105	140	1,065,750

Special Incentive Bonus Plan

The Dell Inc. Special Incentive Bonus Plan, or SIB, is an annual discretionary bonus plan designed to reward and motivate executives who, for the fiscal year, are the most critical to driving Dell Technologies’ business unit goals and delivering key, business-critical objectives. The Committee determines the maximum SIB opportunity amount for each executive officer selected to participate. For Fiscal 2019, each named executive officer other than Mr. Dell was eligible to participate in the SIB program. Beginning with Fiscal 2020, our SIB program will be phased out and a greater portion of our executive officers’ compensation will be paid in the form of long-term equity incentives, as discussed below. For executive officers who are eligible for the SIB program through Fiscal 2020 under a contractual commitment, the SIB program will be eliminated for Fiscal 2021.

Each named executive officer’s discretionary SIB payment for Fiscal 2019 was determined by the Committee based on a holistic and subjective assessment of the named executive officer’s contributions to Dell Technologies’ performance, as well as contributions during Fiscal 2019 to achievement of major strategic initiatives. The target amount and payment for Fiscal 2019 under the SIB for each participating named executive officer are shown below:

Name	Special Incentive Bonus Target ($)	Special Incentive Bonus Payment ($)
Thomas W. Sweet	2,250,000	2,250,000
Jeffrey W. Clarke	4,000,000	4,000,000
Allison Dew	1,000,000	1,000,000
William F. Scannell	3,000,000	3,000,000

Equity Incentives

We believe that equity incentive opportunities are the most significant component of total target executive officer compensation.

The equity incentive program in which our executive officers other than Mr. Dell participated during Fiscal 2019 is referred to as the Management Equity Program, or MEP. MEP awards were intended to motivate executive officers to make decisions in support of long-term corporate financial interests and align the interests of the executive officers with the interests of Dell Technologies’ stockholders by providing a return if Dell Technologies’ stock price appreciates. MEP awards also served to attract and retain qualified employees.

Before Fiscal 2020, MEP awards under the Dell Technologies Inc. 2013 Stock Incentive Plan were made in the form of either stock option awards or full-value awards in the form of restricted stock or restricted stock units, and typically consisted of a combination of time-based vesting awards and performance-based vesting awards. The Committee’s allocation of MEP awards between time-based and performance-based awards for each executive officer may vary, but generally at least one-half of an executive officer’s MEP award was in the form of a performance-based award.

Effective beginning in Fiscal 2020, the equity incentive program in which our executive officers other than Mr. Dell participate consists of restricted stock units with time-based and performance-based vesting components.
The allocation of awards between time-based and performance-based awards for each executive officer may vary, but for Fiscal 2020 70% of each executive officer’s award is in the form of a performance-based restricted stock unit award, and 30% is in the form of a time-based restricted stock unit award. We believe these changes to our equity incentive program more effectively link our core objectives with our compensation philosophy, enhance alignment of the interests of our senior leadership team with those of our stockholders, and enable us to compete more effectively for executive talent.

MEP Stock Options

MEP stock option awards consist of two types of award. The first type of award is a time-based stock option to purchase shares of our Class C common stock. Our time-based option awards generally vest ratably over five years.

The second type of award, which we refer to as a performance-based award, is a stock option to purchase Class C common stock that becomes exercisable based on the level of return that is achieved on the initial Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the 2013 going-private transaction in which Dell Technologies acquired Dell Inc., or the going-private transaction. We refer to this return as return on equity.

MEP stock options awards were first granted in fiscal year 2014 following the closing of the going-private transaction. MEP option award sizes were intended to be sufficient to address long-term incentive compensation for an executive officer for a period of approximately five years from the grant date. No MEP stock option awards were granted to our named executive officers for Fiscal 2019. In accordance with the terms of our Class V transaction, all outstanding performance-based stock options vested in full on October 29, 2018.

After the going-private transaction, Mr. Dell was granted an option award to purchase shares of our Series A common stock, which were converted on a one-for-one basis into shares of our Class A common stock in connection with our acquisition by merger of EMC Corporation, or EMC, in September 2016, referred to as the EMC merger. This award vested ratably over five years from the grant date and was fully vested in Fiscal 2019. Mr. Dell does not currently participate in any other long-term incentive compensation programs.

For more information about outstanding option awards, see “Compensation of Executive Officers - Outstanding Equity Awards at End of Fiscal 2019” and “- Stock Incentive Plan.”

MEP Full-Value Stock Awards

Beginning with the EMC merger and in order to retain EMC executive talent, Dell Technologies granted equity incentive awards in the form of full-value awards consisting of restricted stock or restricted stock units. As with our stock option awards, these full-value MEP awards consist of two types of award. The first is a time-based award that settles in shares of our Class C common stock and that vests ratably over three years. The second is a performance-based award that settles in shares of our Class C common stock and that vests based on the level of return achieved on the Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the EMC merger, which we also refer to as return on equity.

Return on equity for performance-based MEP full-value awards is measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP full-value shares eligible to test for vesting varies depending upon the measurement date or event. The Committee believes the vesting design of these awards aligns the interests of executive officers with the interests of Dell Technologies’ stockholders by compensating executive officers only if a minimum level of return on equity is achieved.

The following table shows the relationship between return on equity and the percentage of eligible performance-based MEP full-value awards that generally may vest based on such return on equity:

MEP PERFORMANCE SHARES

__________

(1)	Return on equity for full-value awards granted in connection with the EMC merger is determined based on an initial value of $27.50 per share of Class C common stock.

During Fiscal 2019, Ms. Dew received a grant of 226,108 time-based restricted stock units in connection with her promotion to Chief Marketing Officer, in addition to the MEP time-based and performance-based stock options she was awarded in 2013.

For more information about our outstanding full-value awards, see “Compensation of Executive Officers - Outstanding Equity Awards at End of Fiscal 2019” and “- Stock Incentive Plan.”

Fiscal 2020 Equity Program

In connection with the listing of the Class C common stock on the NYSE effective December 28, 2018, and the vesting of all outstanding MEP options during Fiscal 2019, the Committee instituted certain prospective changes to Dell Technologies’ equity compensation program effective for Fiscal 2020. The new program will include our executive officers but extend to a much larger group of Dell Technologies employees than the previous program. While our Fiscal 2020 equity compensation program continues to use restricted stock units for executive officers, awards under the program differ in the following significant respects from our MEP full value awards:

•
Beginning with Fiscal 2020, we expect to make equity awards annually, with these annual awards having a three-year vesting period that includes annual vesting for time-based RSUs and cliff vesting three years after the grant date for performance-based RSUs. The grant of such awards will replace our previous practice of larger, more infrequent grants.

•
Performance-based RSUs will vest based on achievement against a combination of annual financial performance metrics and relative total shareholder return (rTSR) over a three-year performance period. For Fiscal 2020, the financial performance metrics will consist of achievement against non-GAAP revenue and non-GAAP operating income targets. The rTSR measure will be calculated by comparing the percentage appreciation in the fair market value of a share of Class C common stock (calculated in a manner set forth in the award agreement) to the stock appreciation of a peer group of companies specified in the award agreement.

•
Performance-based RSUs will have a maximum vesting opportunity of up to 200% of the target number of shares, which, when coupled with the potential stock price appreciation, affords executive officers the opportunity to earn more than the target value of these awards if performance exceeds expectations. There is no guaranteed level of performance, however, so if performance is below minimum expectations across each of the performance measures, the entire amount of performance-based RSUs could be forfeited.

•
In light of the broad-based nature of the Fiscal 2020 equity compensation program, RSU awards granted under the program do not provide for acceleration of vesting upon a termination of employment following a change in control of Dell Technologies. Outstanding RSU awards granted under the program will terminate in connection with a termination of employment for any reason other than death or disability, including in connection with a change in control.

Similar to some of the MEP full value awards previously granted to our executive officers, the RSU awards under the new program provide that, if it is determined that an award recipient engaged in “conduct detrimental to the Company” (as defined in the award agreement) during the period of the recipient’s employment or during the one-year period following the termination of employment, the recipient will be required to return to Dell Technologies a cash amount equal to the gross value of the stock that was issued pursuant to the agreement, with the value determined as of the date the stock was issued.
Our Fiscal 2020 equity compensation program is consistent with our compensation philosophy and core objectives. We believe the changes from our prior program will enable us to take advantage of our newly available publicly-traded stock as a tool for more effectively aligning the interests of executives and other employees with those of our stockholders and for competing for executive talent. The changes also reflect our decision to shift toward the use of equity rather than cash compensation in our employee long-term incentive programs.

On March 15, 2019, under our annual long-term incentive program for eligible employees for Fiscal 2020, we granted approximately 9.2 million restricted stock units and approximately 1.9 million performance-based stock units (having a maximum vesting opportunity of 200% of that target number).
In connection with our intention to use our Class C common stock as a significant component of long-term incentives for future periods, we are seeking stockholder approval at this annual meeting of a proposal to increase the number of shares available for issuance under our 2013 Stock Incentive Plan. For a description of this proposal, see “Proposal 4 - Approval of Share Increase Amendment Under the Dell Technologies Inc. 2013 Stock Incentive Plan.”

Long-Term Cash Incentives

To attract or retain executive officers, Dell Technologies may use long-term incentive cash awards in addition to equity-based incentives. No long-term incentive cash awards were made to executive officers for Fiscal 2019.

Other Compensation Components

Benefits and Perquisites

Dell Technologies provides executive officers limited benefits and perquisites. While the limited benefits and perquisites are not a significant part of Dell Technologies’ executive officer compensation on a quantitative basis, the Committee (or, with respect to Mr. Dell, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•
Annual Physical - Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•
Technical Support - Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•
Security - Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to his family’s personal security protection.

•
Financial Counseling and Tax Preparation Services - Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) up to $12,500 annually. Other executive officers are eligible for reimbursement of up to $15,000 annually for financial counseling services (including tax preparation).

•
Travel Expenses - Dell Technologies pays for reasonable travel expenses for the executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events, if the travel is at the request of Dell Technologies.

•
Other - The executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) retirement savings plan. For additional information, see “Compensation of Executive Officers - Other Benefit Plans.”

For more information about Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Additional Information - Certain Relationships and Related Transactions - Transactions with Michael S. Dell and Other Related Persons.”

Other Compensation Matters

Stock Ownership Guidelines; Prohibited Transactions

The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders.

Dell Technologies maintains a securities trading policy that applies to our directors and executive officers and prohibits certain activities relating to Company stock, including hedging transactions, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, and the holding of Company stock in a margin account or other pledging of Company stock as collateral for a loan.

Recoupment Policy for Performance-Based Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the named executive officers, based on financial results during the period subject to the restatement and, to the extent practicable under applicable law, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement with Michael S. Dell

On October 29, 2013, Dell Technologies and Dell Inc. entered into an employment agreement with Mr. Dell, pursuant to which Mr. Dell serves as Chief Executive Officer and Chairman of the Board of Directors of Dell Technologies. Under the employment agreement, Mr. Dell may resign for any or no reason or the Board of Directors may terminate him at any time for “cause” (as defined below). In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason. Notwithstanding the termination provisions of the employment agreement, the Dell Technologies certificate of incorporation provides that, without the approval of the holders of a majority of the Class A common stock, voting separately as a series, and subject to specified conditions, Mr. Dell may not be removed as the Chief Executive Officer, and the Chief Executive Officer will serve as the Chairman of the Board. As described elsewhere in this proxy statement, Mr. Dell and the other MD stockholders beneficially owned, in aggregate, approximately 91.5% of the Class A common stock as of the record date for the annual meeting.

Under the employment agreement, Mr. Dell receives an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell with business-related security protection.

Pursuant to the agreement, Mr. Dell received a stock option to purchase 10,909,091 shares of the Class A common stock of Dell Technologies (formerly Series A common stock) with a per share exercise price equal to $13.75. The option vested ratably over five years from the grant date and was fully vested in Fiscal 2019.

Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•
the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•
any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing 50% or more of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•
any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such a transaction.

Severance and Change-in-Control Arrangements with Other Named Executive Officers

Each of the other named executive officers, consisting of Messrs. Sweet, Clarke and Scannell and Ms. Dew, has entered into a severance agreement with Dell Technologies, pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a severance payment. The severance payment for each executive will be equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. Each of these severance agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that each executive may not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment.

The treatment of outstanding unvested equity awards held by our named executive officers upon a termination of employment varies depending on the dates on which the awards were granted.
As of the end of Fiscal 2019, Ms. Dew and Mr. Scannell held unvested equity awards that were granted between the closing of the EMC merger in September 2016 and the end of Fiscal 2019. Except as indicated below, if either of such named executive officers is terminated without cause, or resigns for good reason, during the period beginning three months before and ending 18 months after a change in control of Dell Technologies (as defined below), which we refer to as the “change-in-control period,” the outstanding, unvested portion of such executive’s time-based vesting MEP awards will vest upon the executive’s termination of employment or, if later, upon the occurrence of the change in control. If such named executive officer is terminated without cause or resigns for good reason during the change-in-control period or such executive dies or becomes disabled at any time, the outstanding, unvested portion of the executive’s performance-based vesting MEP award will not be forfeited, but will remain outstanding (subject to expiration in accordance with its terms) and eligible to vest based on Dell Technologies’ achievement of the return on equity target, as described above. If a termination without cause or a resignation for good reason occurs during the three-month period before a change in control, such performance-based vesting MEP award will remain outstanding for the three-month period to determine whether the change in control occurs. If no change in control occurs on or before the expiration of that period, the performance-based vesting MEP award will be forfeited.
Equity awards granted to our named executive officers in March 2019 under our Fiscal 2020 equity compensation program will be forfeited upon termination of employment, except in the case of termination due to death or disability, as described under “- Individual Compensation Components - Equity Incentives - Fiscal 2020 Equity Program.” The awards provide no exception to this treatment in the case of a termination of employment following a change in control of Dell Technologies. In the case of termination due to death or disability, the outstanding, unvested portion of such named executive officer’s time-based vesting awards and the portion of such named executive officer’s performance-based awards for which performance has been determined will vest and the portion of such named executive officer’s performance-based awards for which performance has not been determined will vest at the target level.

Dell Technologies believes that the severance benefits it provides to the foregoing named executive officers are appropriate in light of the severance protections available to similarly-situated executive officers at companies that compete with Dell Technologies for executive talent. Dell Technologies believes the severance benefits help to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the severance agreements, “cause” generally is defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

•	a determination that the executive violated laws relating to the workplace environment.

Under the severance agreements, “good reason” generally is defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

Under the severance agreements, “change in control” has the meaning set forth in the Dell Technologies Inc. 2013 Stock Incentive Plan, as described under “Proposal 4 - Approval of Share Increase Amendment Under the Dell Technologies Inc. 2013 Stock Incentive Plan - Summary of Material Provisions of Plan.”

For more information about potential payments to Mr. Dell under his employment agreement and to our other named executive officers under their severance agreements, see “Compensation of Executive Officers - Potential Payments Upon Termination of Employment or Change in Control.”

Other Factors Affecting Compensation

Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017, or Tax Reform, was signed into law, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly-held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year unless the compensation qualified as “performance-based.” Dell Technologies’ compensation programs for executive officers during Fiscal 2019 were not designed with the goal of qualifying as “performance-based” compensation under Section 162(m), in part because the performance-based compensation exemption under Section 162(m) was no longer available as a result of Tax Reform. Dell Technologies expects that in the future, as in previous periods, it will pay compensation in excess of $1 million to executive officers, including named executive officers, that will not be deductible under Section 162(m).

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal 2019 Summary Compensation Table

The following table summarizes the total compensation paid for the fiscal years indicated by Dell Technologies to the following persons, each of whom was serving as an executive officer of Dell Technologies as of February 1, 2019, which was the last day of Fiscal 2019:

•	Michael S. Dell, who served as our principal executive officer

•	Thomas W. Sweet, who served as our principal financial officer

•	Jeffrey W. Clarke, Allison Dew and William F. Scannell, our three other most highly compensated employees

We refer to these executive officers as our named executive officers.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Non-equity incentive plan compensation (2) ($)	All other compensation ($)	Total ($)
Michael S. Dell Chairman and Chief Executive Officer	2019	950,000	—	—	2,660,000	13,801	3,623,801
	2018	950,000	—	—	1,786,000	19,901	2,755,901
	2017	950,000	—	—	2,375,000	22,276	3,347,276
Thomas W. Sweet Chief Financial Officer	2019	725,000	2,250,000(3)	—	1,218,000	35,918	4,228,918
	2018	725,000	2,000,000	—	783,725	61,034	3,569,759
	2017	686,539	2,170,832	—	1,029,808	42,892	3,930,071
Jeffrey W. Clarke Vice Chairman, Products and Operations	2019	851,160	4,000,000(3)	—	1,549,111	45,798	6,446,068
	2018	846,833	3,000,000	—	995,029	35,007	4,876,869
	2017	826,160	3,000,000	—	1,239,240	36,402	5,101,802
Allison Dew Chief Marketing Officer	2019	486,058	1,000,000(3)	11,142,602	772,962	14,257	13,415,879
William F. Scannell President, Global Enterprise Sales and Customer Operations, Dell EMC	2019	725,000	4,666,667(4)	—	1,065,750	41,001	6,498,418
__________

(1)
The assumptions used by us to calculate this amount is incorporated herein by reference to Note 16 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended February 1, 2019, filed with the SEC on March 29, 2019, which we refer to as our 2019 Form 10-K. Stock awards shown include a time-based award of shares under the MEP.

(2)	Amounts represent payments under the IBP.

(3)	Amount represents award under the SIB for Fiscal 2019.

(4)	Amount represents award of $3,000,000 under the SIB for Fiscal 2019 and vesting of award of $1,666,667 under the long-term cash incentive award granted to Mr. Scannell on September 14, 2016.

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column for Fiscal 2019 in the Fiscal 2019 Summary Compensation Table.

Name	Retirement plans matching contribution(1) ($)	Benefit plans ($)	Annual physical ($)	Security ($)	Imputed income(2) ($)	Other ($)	Total ($)
Michael S. Dell	7,500	4,002	—	2,299	—	—	13,801
Thomas W. Sweet	7,500	7,521	3,057	99	5,929	11,812(3)	35,918
Jeffrey W. Clarke	7,500	7,482	4,389	947	—	25,480(4)	45,798
Allison Dew	8,077	1,725	—	99	—	4,356(5)	14,257
William F. Scannell	10,500	7,234	4,280	99	3,938	14,950(5)	41,001
__________

(1)	Includes any prior EMC supplemental matching contributions and subsequent Dell Inc. matching contributions.

(2)
Represents the incremental cost of spousal travel and executive and spousal attendance at various Dell Technologies-sponsored events. For additional information, see “Compensation Discussion and Analysis - Individual Compensation Components - Other Compensation Components - Benefits and Perquisites.”

(3)
Represents tax and financial planning expenses of $7,652, contribution by Dell Technologies to match the executive officer’s charitable contribution of $3,900, fitness reimbursements of $160 and earnings under the activity perquisites program of $100.

(4)	Represents tax and financial planning expenses of $15,000 and contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,480.

(5)	Represents tax and financial planning expenses.

Grants of Plan-Based Awards in Fiscal 2019

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the named executive officers during Fiscal 2019. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis - Individual Compensation Components - Cash Bonus Plans,” “- Special Incentive Bonus Plan” and “- Equity Incentives.”

Name	Grant Date	Estimated future payouts under non-equity incentive plan awards (1)			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Michael S. Dell	—	—	1,900,000	—	—	—
Thomas W. Sweet	—	—	725,000	—	—	—
Jeffrey W. Clarke	—	—	851,160	—	—	—
Allison Dew	6/1/2018	—	460,096	—	226,108	11,142,602
William F. Scannell	—	—	725,000	—	—	—
__________

(1)
Each named executive officer participated in the IBP. Awards under this plan were funded at 140% based on the corporate modifier. An individual modifier was applied for Messrs. Sweet, Clarke and Scannell and Ms. Dew.

Outstanding Equity Awards at End of Fiscal 2019

The following table sets forth certain information about outstanding option and stock awards held as of the end of Fiscal 2019 by the named executive officers.

Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock held that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael S. Dell	10,909,091	—	—	13.75(1)	11/25/2023	—	—	—	—
Thomas W. Sweet	152,000	—	—	13.75(1)	11/25/2023	—	—	—	—
	290,909(2)	—	—	13.75(1)	11/25/2023	—	—	—	—
	668,724(3)	170,185(3)	—	13.75(1)	2/6/2024	—	—	—	—
	800,000(2)	—	—	13.75(1)	2/6/2024	—	—	—	—
Jeffrey W. Clarke	1,713,886	—	—	13.75(1)	11/25/2023	—	—	—	—
	2,467,996(2)	—	—	13.75(1)	11/25/2023	—	—	—	—
Allison Dew	67,683	—	—	13.75(1)	11/25/2023	226,108(6)	11,226,262	—	—
	152,728(2)	—	—	13.75(1)	11/25/2023	—	—	—	—
William F. Scannell	24,474(4)	—	—	27.50(5)	9/14/2019	72,727(7)	3,610,896	327,273(8)	16,249,104
	74,963(4)	—	—	27.50(5)	9/14/2019	—	—	—	—
	94,222(4)	—	—	27.50(5)	9/14/2019	—	—	—	—
__________

(1)
In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock or (for Mr. Dell) Class A common stock underlying the option award was equal to the merger consideration of $13.75 per share of Dell Inc. common stock paid to Dell Inc. public stockholders in the going-private transaction.

(2)	Represents option award for Class C common stock that vested and became exercisable on October 29, 2018 based on the level of return achieved on the initial equity investment in Dell Technologies.

(3)
Represents option award exercisable for Class C common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the grant date of February 6, 2014.

(4)
This option award was a voluntary rollover option award in which Mr. Scannell elected to receive for a specified portion of his EMC restricted stock units, which would have been accelerated in the EMC merger, (a) a fixed cash award and (b) a new grant of unvested options to purchase our Class C common stock.

(5)
In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock underlying the option award was equal to $27.50 per share following the EMC merger.

(6)	Represents restricted stock award for Class C common stock that vests in three equal annual installments on the first, second and third anniversaries of the grant date of June 1, 2018.

(7)	Represents restricted stock award for Class C common stock that vests in three equal annual installments on the first, second and third anniversaries of the grant date of September 14, 2016.

(8)
Represents restricted stock award for Class C common stock that vests based on the level of return achieved on the initial equity investment in Dell Technologies calculated on specified measurement dates or upon the occurrence of specified events related to Dell Technologies.

Option Exercises and Stock Vested

The following table sets forth certain information about option exercises and vesting of restricted stock or restricted stock units during Fiscal 2019 for each of the named executive officers on an aggregate basis.

Name	Option Awards		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Michael S. Dell	—	—	—	—
Thomas W. Sweet	—	—	—	—
Jeffrey W. Clarke	—	—	—	—
Allison Dew	—	—	—	—
William F. Scannell	—	—	72,727	5,801,433
__________

(1)	Calculated based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding such vesting date.

Stock Incentive Plan

Dell Technologies Inc. 2013 Stock Incentive Plan

The purpose of the Dell Technologies Inc. 2013 Stock Incentive Plan, referred to as the 2013 Plan, is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through the granting of stock-based awards with respect to shares of Class C common stock and the granting of cash-denominated awards. For a description of the material terms of the 2013 Plan, see “Proposal 4 - Approval of Share Increase Amendment Under the Dell Technologies Inc. 2013 Stock Incentive Plan.”

Other Benefit Plans

401(k) Retirement Plans

During Fiscal 2019, all named executive officers were eligible to participate in the Dell Inc. 401(k) plan and receive matching contributions of up to 6% of the participant’s eligible compensation, with a maximum matching contribution of $7,500 per year. Participants in the plan may invest their contributions and the matching contributions in a variety of investment choices.

Deferred Compensation Plans

Dell Technologies maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the named executive officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses that they otherwise would have received when earned.

Dell Technologies does not make any matching or other contributions under the plan. The plan is intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plans for the named executive officers for Fiscal 2019.

Fiscal 2019 Deferred Compensation Plan Table

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	—	—	—	—	—
Jeffrey W. Clarke	—	—	—	—	—
Allison Dew	—	—	—	—	—
William F. Scannell	—	—	498	—	27,119

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of compensation that would become payable to each named executive officer under existing plans and arrangements if one of the events described in the table had occurred on February 1, 2019, given the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding stock-based awards held by the named executive officer as of such date and the fair market value as of such date of the Class C common stock. These benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Dell Technologies, including then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the 401(k) plan. In addition, in connection with any actual termination of employment or change-in-control transaction, Dell Technologies may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class C common stock.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis - Other Compensation Matters - Employment Agreements; Severance and Change-in-Control Arrangements - Employment Agreement with Michael S. Dell.” For information about the events that constitute a “change in control” or a qualifying termination of employment under the severance agreements with the other named executive officers, see “Compensation Discussion and Analysis - Other Compensation Matters - Employment Agreements; Severance and Change-in-Control Arrangements - Severance and Change-in-Control Arrangements with Other Named Executive Officers.”

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control ($)	Acceleration upon change in control and qualifying termination(3) ($)	Acceleration upon qualifying termination(4) ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	2,175,000	6,109,642	—	6,109,642	6,109,642
Jeffrey W. Clarke	2,553,480	—	—	—	—
Allison Dew	1,575,000	11,226,262	—	11,226,262	3,742,121
William F. Scannell	2,175,000	5,277,563	—	5,277,563	3,472,140
__________

(1)	Represents estimated lump sum severance payments payable by Dell Technologies.

(2)
Represents the in-the-money value of unvested stock options to purchase Class C common stock or the value of unvested restricted shares that are subject to vesting acceleration in the event of death or permanent disability, based on the closing price of $49.65 per share of Class C common stock as of February 1, 2019 as reported on the NYSE. For Mr. Scannell, the amount also includes acceleration of the long-term cash incentive award granted to Mr. Scannell on September 14, 2016.

(3)
Represents the in-the-money value of unvested stock options or the value of unvested restricted shares that are subject to vesting acceleration in the event of a qualifying termination during a change-in-control period, based on the closing price of $49.65 per share of Class C common stock as of February 1, 2019 as reported on the NYSE. For Mr. Scannell, the amount also includes acceleration of the long-term cash incentive award granted to Mr. Scannell on September 14, 2016. For more information, see “Compensation Discussion and Analysis - Other Compensation Matters - Employment Agreements; Severance and Change-in-Control Arrangements - Severance and Change-in-Control Arrangements with Other Named Executive Officers.”

(4)
Represents the in-the-money value of unvested stock options or the value of unvested restricted shares that are subject to vesting acceleration in the event of a qualifying termination outside of a change-in-control period, based on the closing price of $49.65 per share of Class C common stock as of February 1, 2019 as reported on the NYSE. For Mr. Scannell, the amount also includes acceleration of the long-term cash incentive award granted to Mr. Scannell on September 14, 2016. In the event of a qualifying termination outside of a change-in-control period, a portion of the named executive officer’s unvested MEP performance-based awards would remain outstanding and eligible to vest in accordance with their terms.

Pay Ratio Disclosure

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, excluding our CEO. For Fiscal 2019, as determined under Item 402 of the SEC’s Regulation S-K, the annual total compensation for our CEO was $3,623,801, the annual total compensation for our median employee was $88,459, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for Fiscal 2019 was 41 to 1.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In identifying our median employee, we calculated annual total target cash compensation of each employee as of November 14, 2017 for the 12-month period that ended on February 2, 2018. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records. Based on the Company’s belief that there have not been any changes to either our workforce or the Fiscal 2018 median employee’s circumstances that would result in a significant change to the pay ratio, we used the same median employee used for our Fiscal 2018 pay ratio calculation to calculate our Fiscal 2019 pay ratio.

Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents as of May 13, 2019, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2019 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

We are authorized under our certificate of incorporation to issue shares of the following classes of common stock that were outstanding as of May 13, 2019:

•	600,000,000 shares of Class A common stock, of which 408,479,708 shares were issued and outstanding as of May 13, 2019;

•	200,000,000 shares of Class B common stock, of which 136,986,858 shares were issued and outstanding as of May 13, 2019; and

•	7,900,000,000 shares of Class C common stock, of which 173,096,985 shares were issued and outstanding as of May 13, 2019.

The Class C common stock is registered under the Exchange Act and listed on the NYSE. No other class of our common stock is registered under the Exchange Act or listed on any securities exchange.
The calculation of beneficial ownership is made in accordance with SEC rules. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, any holder of Class A common stock or Class B common stock has the right at any time to convert all or any of the shares of such Class A common stock or Class B common stock into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.
The percentage of beneficial ownership as to any person as of May 13, 2019 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after May 13, 2019, by the sum of the number of shares outstanding as of May 13, 2019 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after May 13, 2019. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by such beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Class C Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
	Number	Percent (1)	Number	Percent (1)	Number	Percent (1)
Executive Officers and Directors:
Michael S. Dell (2)	350,859,401	83.7%	—	—	526,921	*	48.2%
Thomas W. Sweet (3)	14,653	*	—	—	2,181,818	1.2%	*
Jeffrey W. Clarke (4)	—	—	—	—	4,181,882	2.4%	*
Allison Dew (5)	4,926	*	—	—	469,109	*	*
David W. Dorman (6)	—	—	—	—	95,421	*	*
Egon Durban	—	—	—	—	—	—	—
William D. Green (7)	—	—	—	—	94,853	*	*
Ellen J. Kullman (8)	—	—	—	—	95,420	*	*
Simon Patterson	—	—	—	—	—	—	—
William F. Scannell (9)	—	—	—	—	706,786	*	*
Lynn M. Vojvodich	—	—	—	—	—	—	—
All directors and executive officers as a group (17 persons) (10)	350,894,402	83.7%	—	—	18,417,340	9.7%	49.5%
Other Stockholders:
SLD Trust (11)	32,890,896	8.1%	—	—	—	—	4.6%
MSD Partners Stockholders (12)	33,449,504	8.2%	—	—	—	—	4.7%
SLP Stockholders (13)	—	—	136,986,858	100%	—	—	19.1%
Temasek Entities (14)	—	—	—	—	18,181,818	10.5%	2.5%
The Vanguard Group (15)	—	—	—	—	12,125,721	7%	1.7%
Icahn Stockholders (16)	—	—	—	—	10,900,017	6.3%	1.5%
Elliott Associates Entities (17)	—	—	—	—	9,560,919	5.5%	1.3%
_________

*	Less than 1%.

(1)
Represents the percentage of Class A common stock, Class B common stock or Class C common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of May 13, 2019 and without giving effect to the conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock, as described in the introduction to this table.

(2)
The shares of Class A common stock shown as beneficially owned by Mr. Dell include 10,909,091 shares of Class A common stock that Mr. Dell may acquire upon the exercise of vested stock options. The shares of Class A common stock shown as beneficially owned by Mr. Dell do not include 32,890,896 shares of Class A common stock beneficially owned by Susan Lieberman Dell Separate Property Trust (the “SLD Trust”) and Susan L. Dell, of which Mr. Dell may be deemed the beneficial owner.

(3)
The shares of Class C common stock shown as beneficially owned by Mr. Sweet include 2,081,818 shares of Class C common stock that Mr. Sweet either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 13, 2019.

(4)
The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 4,181,882 shares of Class C common stock that Mr. Clarke either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 13, 2019.

(5)
The shares of Class C common stock shown as beneficially owned by Ms. Dew include 220,411 shares of Class C common stock that Ms. Dew either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 13, 2019.

(6)
The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 80,391 shares of Class C common stock that Mr. Dorman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 13, 2019, 1,836 shares of Class C common stock issuable pursuant to restricted stock units vesting as of or within 60 days after May 13, 2019 and 6,011 shares of Class C common stock issuable pursuant to deferred stock units.

(7)
The shares of Class C common stock shown as beneficially owned by Mr. Green include 80,391 shares of Class C common stock that Mr. Green either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 13, 2019 and 1,836 shares of Class C common stock issuable pursuant to restricted stock units vesting as of or within 60 days after May 13, 2019.

(8)
The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 80,391 shares of Class C common stock that Mrs. Kullman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 13, 2019, 459 shares of Class C common stock issuable pursuant to restricted stock units vesting as of or within 60 days after May 13, 2019 and 12,773 shares of Class C common stock issuable pursuant to deferred stock units.

(9)
The shares of Class C common stock shown as beneficially owned by Mr. Scannell include 193,659 shares of Class C common stock that Mr. Scannell either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 13, 2019.

(10)
The shares shown as beneficially owned by all directors and executive officers as a group include 10,909,091 shares of Class A common stock and 16,019,792 shares of Class C common stock that members of the group either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days of May 13, 2019, 4,131 shares of Class C common stock issuable pursuant to restricted stock units vesting as of or within 60 days after May 13, 2019 and 18,784 shares of Class C common stock issuable to members of the group pursuant to deferred stock units.

(11)
The information concerning the SLD Trust is based on a Schedule 13G filed with the SEC on February 14, 2019 by the SLD Trust, Susan L. Dell, Hexagon Trust Company (the “Trustee”) and Marc R. Lisker (collectively, the “SLD Filing Persons”). The SLD Filing Persons report that, as of December 31, 2018, the SLD Trust is the record holder of the 32,890,896 shares of Class A common stock shown as beneficially owned, that each of the SLD Trust, Ms. Dell and the Trustee had shared voting power and shared dispositive power over 32,890,896 shares of Class A common stock and that Mr. Lisker had shared voting power and shared dispositive power over 66,340,400 shares of Class A common stock, consisting of (a) 32,890,896 shares of Class A common stock owned of record by the SLD Trust and (b) 31,856,436 shares of Class A common stock owned of record by MSDC Denali Investors, L.P. and 1,593,068 shares of Class A common stock owned of record by MSDC Denali EIV, LLC, as further described in note 12. The SLD Filing Persons further report that Ms. Dell is the beneficiary of the Trust, the Trustee is the trustee of the Trust and each of Ms. Dell and the Trustee may be deemed to beneficially own the securities beneficially owned by the SLD Trust. The SLD Filing Persons also report that Mr. Lisker is the President of, and may be deemed to beneficially own the securities beneficially owned by, the Trustee. The address of each of the SLD Filing Persons is 645 Fifth Avenue, 21st Floor, New York, New York 10022.

(12)
The information concerning the MSD Partners Stockholders is based on a Schedule 13G filed with the SEC on February 14, 2019. The Schedule 13G was filed by MSD Partners, L.P. (“MSD Partners”), MSDC Denali Investors, L.P. (“MSDC Denali Investors”) and MSDC Denali EIV, LLC (“MSDC Denali EIV”) (collectively, the “MSD Partners Entities”). MSD Partners is an investment firm formed by principals of MSD Capital, L.P., the investment firm that manages the capital of Mr. Dell and his family. The MSD Partners Entities report that, as of December 31, 2018, the 33,449,504 shares of Class A common stock shown as beneficially owned consist of 31,856,436 shares of Class A common stock held of record by MSDC Denali Investors and 1,593,068 shares of Class A common stock held of record by MSDC Denali EIV, MSD Partners had shared voting power and shared dispositive power over 33,449,504 shares of Class A common stock, MSDC Denali Investors had shared voting power and shared dispositive power over 31,856,436 shares of Class A common stock and MSDC Denali EIV had shared voting power and shared dispositive power over 1,593,068 shares of Class A common stock. The MSD Partners Entities also report that MSD Partners is the investment manager of, and may be deemed to beneficially own securities beneficially owned by, each of MSDC Denali Investors and MSDC Denali EIV. MSD Partners (GP), LLC (“MSD GP”) is the general partner of, and may be deemed to beneficially own securities beneficially owned by, MSD Partners. Each of Glenn R. Fuhrman, John C. Phelan and Marc R. Lisker is a manager of MSD GP and may be deemed to beneficially own the securities beneficially owned by MSD GP. The MSD Partners Entities report that each of Messrs. Fuhrman and Phelan had shared voting power and shared dispositive power over, and may be deemed to be beneficial owners of, 33,449,504 shares of Class A common stock. The MSD Partners further report that Mr. Lisker may be deemed to beneficially own 66,340,400 shares of Class A common stock, consisting of (a) 31,856,436 shares of Class A common stock owned of record by MSDC Denali Investors and 1,593,068 shares of Class A common stock owned of record by MSDC Denali EIV and (b) 32,890,896 shares of Class A common stock owned of record by the SLD Trust, as described in note 11. The address of each of the MSD Partners Entities is 645 Fifth Avenue, 21st Floor, New York, New York 10022.

(13)
The information concerning the SLP stockholders is based on a Schedule 13D filed with the SEC on February 19, 2019, reporting that the SLP stockholders may be deemed to be the beneficial owners, in the aggregate, of 136,986,858 shares of Class B common stock. The shares of Class B common stock shown as beneficially owned by the SLP stockholders consist of 39,047,589 shares of Class B common stock owned of record by SL SPV-2, L.P., 40,084,313 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 589,774 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P., 21,697,586 shares of Class B common stock owned of record by Silver Lake Partners V DE (AIV), L.P., 265,955 shares of Class B common stock owned of record by Silver Lake Technology Investors V, L.P. and 35,301,641 shares of Class B common stock owned of record by SLP Denali Co-Invest, L.P. The general partner of SL SPV-2, L.P. is SLTA SPV-2, L.P. and the general partner of SLTA SPV-2, L.P. is SLTA SPV-2 (GP), L.L.C. (“SLTA SPV GP”). The general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C. (“SLTA IV”). The general partner of each of Silver Lake Partners V DE (AIV), L.P. and Silver Lake Technology Investors V, L.P. is Silver Lake Technology Associates V, L.P., and the general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. (“SLTA V”). The general partner of SLP Denali Co-Invest, L.P. is SLP Denali Co-Invest GP, L.L.C., and the managing member of SLP Denali Co-Invest GP, L.L.C. is Silver Lake Technology Associates III, L.P. and the general partner of Silver Lake Technology Associates III, L.P. is SLTA III (GP), L.L.C. (“SLTA III”). The managing member of each of SLTA SPV GP, SLTA III, SLTA IV and SLTA V is Silver Lake Group, L.L.C. As such, Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP stockholders. The managing members of Silver Lake Group, L.L.C. are Michael Bingle, Egon Durban, Kenneth Hao and Gregory Mondre. The address for each of the SLP stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(14)
The information concerning Temasek Holdings (Private) Limited (“Temasek”) and certain affiliates is based on a Schedule 13G filed with the SEC on February 14, 2019. The Schedule 13G was filed by Temasek, Tembusu Capital Pte. Ltd. (“Tembusu”), Napier Investments Pte. Ltd. (“Napier”) and Venezio Investments Pte. Ltd. (“Venezio” and collectively with Temasek, Tembusu and Napier, the “Temasek Entities”). The Temasek Entities report that, as of December 31, 2018, the 18,181,818 shares of Class C common stock shown as beneficially owned are owned directly by Venezio and each of the Temasek Entities had shared voting power and shared dispositive power over the 18,181,818 shares of Class C common stock shown as beneficially owned by the Temasek Entities. The Temasek Entities further report that Venezio is a wholly-owned subsidiary of Napier, Napier is a wholly-owned subsidiary of Tembusu and Tembusu is a wholly-owned subsidiary of Temasek, and that each of Temasek, Tembusu and Napier, through the ownership described in the Schedule 13G, may be deemed to beneficially own the 18,181,818 shares of Class C common stock held by Venezio. The address of each of the Temasek Entities is 60B Orchard Road, #06-18 Tower 2, The Atrium@Orchard, Singapore 238891.

(15)
The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 11, 2019. The Vanguard Group reports that, as of December 31, 2018, it had sole voting power over 89,923 shares of Class C common stock, shared voting power over 29,712 shares of Class C common stock, sole dispositive power over 12,007,068 shares of Class C common stock and shared dispositive power over 118,653 shares of Class C common stock and beneficially owned, in the aggregate, 12,125,721 shares of Class C common stock. The Vanguard Group further reports that Vanguard Fiduciary Trust Company, a wholly-

owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 49,085 shares of Class C common stock as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 106,073 shares of Class C common stock as a result of its serving as investment manager of Australian investment offerings. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(16)
The information concerning the Icahn Stockholders (as defined below) is based on a Schedule 13G filed with the SEC on January 7, 2019. The Schedule 13G was filed by High River Limited Partnership (“High River”), Hopper Investments LLC (“Hopper”), Barberry Corp. (“Barberry”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Offshore LP (“Icahn Offshore”), Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP (“Icahn Onshore”), Icahn Capital LP (“Icahn Capital”), IPH GP LLC (“IPH”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”) and Carl C. Icahn (collectively, the “Icahn Stockholders”). The Icahn Stockholders report that, as of January 7, 2019, they may be deemed to be the beneficial owners of, in the aggregate, 10,900,017 shares of Class C common stock. The Icahn Stockholders further report that each of High River, Hopper and Barberry had shared voting power and shared dispositive power over 2,180,005 shares of Class C common stock, each of Icahn Master and Icahn Offshore had shared voting power and shared dispositive power over 3,616,393 shares of Class C common stock, each of Icahn Partners and Icahn Onshore had shared voting power and shared dispositive power over 5,103,619 shares of Class C common stock, each of Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton had shared voting power and shared dispositive power over 8,720,012 shares of Class C common stock and Mr. Icahn had shared voting power and shared dispositive power over 10,900,017 shares of Class C common stock. The Icahn Stockholders further report that each of High River, Icahn Master and Icahn Partners directly owns the shares of Class C common stock indicated as beneficially owned by such entity. The Icahn Stockholders also report that each of Hopper and Barberry may be deemed to beneficially own indirectly the shares of Class C common stock owned by High River; each of Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton may be deemed to beneficially own indirectly the shares of Class C common stock directly beneficially owned by Icahn Master and Icahn Partners; Icahn Offshore may be deemed to beneficially own indirectly the shares of Class C common stock directly beneficially owned by Icahn Master; Icahn Onshore may be deemed to beneficially own indirectly the shares of Class C common stock directly beneficially owned by Icahn Partners; and Mr. Icahn may be deemed to beneficially own indirectly the shares of Class C common stock directly beneficially owned by each of High River, Icahn Master and Icahn Partners. The Icahn Stockholders report that Barberry is the sole member of Hopper, which is the general partner of High River; Icahn Offshore is the general partner of Icahn Master; Icahn Onshore is the general partner of Icahn Partners; Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore; Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital; Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings; and Mr. Icahn is the sole stockholder of each of Barberry and Beckton. The address for each of the Icahn Stockholders, other than Mr. Icahn, is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, New York 10601. The address for Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.

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The information concerning the Elliott Associates Entities (as defined below) is based on a Schedule 13G filed with the SEC on February 4, 2019. The Schedule 13G was filed by Elliott Associates, L.P. and its wholly-owned subsidiaries (collectively, “Elliott Associates”), Elliott International, L.P. (“Elliott International”) and its wholly-owned subsidiaries and Elliott International Capital Advisors Inc. (“International Advisors” and collectively with Elliott Associates and Elliott International, the “Elliott Associates Entities”). The Elliott Associates Entities report that, as of January 24, 2019, Elliott Associates had sole voting power and sole dispositive power over 3,059,493 shares of Class C common stock and that each of Elliott International and International Advisors had shared voting power and shared dispositive power over 6,501,426 shares of Class C common stock. The Elliott Associates Entities further report that Elliott Associates individually beneficially owned 3,059,493 shares of Class C common stock, Elliott International and International Advisors together beneficially owned the 6,501,426 shares of Class C common stock held by Elliott International and that Elliott Associates, Elliott International and International Advisors together beneficially owned an aggregate of 9,560,919 shares of Class C common stock. The Elliott Associates Entities also report that each of Elliott Capital Advisors, L.P. (“Capital Advisors”) and Elliott Special GP, LLC (“Special GP”) is controlled by Paul

E. Singer, that Mr. Singer, Capital Advisors and Special GP are the general partners of Elliott Associates, that Hambledon, Inc. (“Hambledon”) is the general partner of Elliott International and that International Advisors is the investment manager for Elliott International. The address of each of Elliott Associates, International Advisors, Capital Advisors, Mr. Singer and Special GP is 40 West 57th Street, 30th Floor, New York, New York 10019. The address of each of Elliott International and Hambledon is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.
The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended February 1, 2019;

•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

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received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

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based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended February 1, 2019, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Ellen J. Kullman, Chair David W. Dorman William D. Green

ADDITIONAL INFORMATION

Director Nomination Process

Director Qualifications - The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 - Election of Directors - Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.
Selection and Nomination Process - Whenever a vacancy occurs on the Board of Directors with respect to a Group I director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy, including, to the extent applicable, in accordance with the terms of the Sponsor Stockholders Agreements, as described under “Proposal 1 - Election of Directors - Stockholder Arrangements -Stockholder Rights to Nominate Directors.” The new director will serve as a Group I director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.
The Board of Directors may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.
The Board of Directors may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.
Stockholder Recommendations to the Board of Directors - Dell Technologies stockholders may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board of Directors, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “- Stockholder Proposals for Next Year’s Annual Meeting - Proposal for Consideration at Next Year’s Annual Meeting - Bylaw Provisions.”
Stockholder Nominations - Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “- Stockholder Proposals for Next Year’s Annual Meeting - Proposal for Consideration at Next Year’s Annual Meeting - Bylaw Provisions.”
Re-Election of Existing Directors - In considering whether to recommend directors who are eligible to stand for re-election, the Board of Directors may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board if the candidate’s service for the new term would begin after the candidate’s 72nd birthday.

Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2020 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8.
Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other stockholder proposals will be eligible for consideration at the 2020 annual meeting without inclusion in the proxy materials.
Inclusion in Next Year’s Proxy Statement - A stockholder who wishes to present a proposal (other than a nomination of persons for election to the Board) for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on February 5, 2020. Submissions must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.
Proposal for Consideration at Next Year’s Annual Meeting -

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Bylaw Provisions - In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than March 11, 2020 and no later than the close of business on April 10, 2020 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in the our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, you should refer to our bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary.
The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

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Voting by Company’s Proxy Holders on Proposals Presented at Meeting - For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Certain Relationships and Related Transactions

Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee, in accordance with its charter and with a written policy adopted by the Board of Directors as of September 7, 2016, is charged with the responsibility to review and approve or ratify any transactions with related persons. Under our policy, a related person transaction is any transaction in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404. For purposes of the policy, a related person is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.
In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

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whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards or, to the extent applicable, the director’s status as an “outside director” under Section 162(m) of the Internal Revenue Code or a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•	whether the transaction would present an improper conflict of interest for any director or executive officer.

Related persons referred to in the following description of certain transactions include Michael S. Dell, the MD stockholders (as defined in Annex A to this proxy statement), the SLP stockholders (as defined in Annex A to this proxy statement) and the Icahn Stockholders, the Temasek Entities and The Vanguard Group (as defined in “Security Ownership of Certain Beneficial Owners and Management”) on the basis of their beneficial ownership of more than 5% of a class of our outstanding common stock. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of May 13, 2019 (except as otherwise indicated) by these stockholders. Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies.
The agreements and arrangements described below under “- Transactions Under Stockholder Agreements and Arrangements Before the Class V Transaction” were entered into before or as of September 7, 2016, which was the date on which our Class V common stock was listed on the NYSE, the Audit Committee composed solely of independent directors was constituted, and the written policy summarized above became effective.
Unless the context indicates otherwise, reference in this section to “we,” “us,” “our,” the “Company” and “Dell Technologies” means Dell Technologies Inc. and its consolidated subsidiaries.
Transactions with Michael S. Dell and Other Related Persons
Under a long-standing Dell Technologies policy, Mr. Dell is required to fly privately when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. For Mr. Dell’s business flights, Dell Technologies leases the plane from the limited liability company and engages a third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays the flight services company a fee attributable to Mr. Dell’s business travel on the aircraft and also pays monthly rent to the limited liability company that owns the aircraft. During Fiscal 2019, Dell Technologies paid approximately $436 thousand for Mr. Dell’s business travel through these arrangements. Mr. Dell directly pays all of the costs of operating the aircraft for all personal flights.
Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection. Reimbursements for this purpose in Fiscal 2019 totaled approximately $1.6 million.
Entities affiliated with Silver Lake Partners, including portfolio companies of the SLP stockholders or their affiliates, purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $3.9 million for services and products in Fiscal 2019. In addition, Dell Technologies paid these entities approximately $2.3 million for the purchase of products and services in the ordinary course of business in Fiscal 2019.
Entities affiliated with the Icahn Stockholders purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $3.7 million for services and products in Fiscal 2019.
The Temasek Entities purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. The Temasek Entities paid Dell Technologies approximately $4.6 million for services and products in Fiscal 2019. In addition, Dell Technologies paid entities affiliated with the Temasek Entities approximately $1.3 million for the purchase of products and services in the ordinary course of business in Fiscal 2019.
The Vanguard Group purchases services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. The Vanguard Group paid Dell Technologies approximately $26.1 million for services and products in Fiscal 2019.
Transactions Under Stockholder Agreements and Arrangements Before the Class V Transaction
Before the Class V transaction described under “Important Corporate Developments in Fiscal 2019,” Dell Technologies was a party to various agreements and arrangements with Mr. Dell, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and our executive officers entered into before or as of September 7, 2016 that, among other matters:

•	required Dell Technologies to obtain the approval of the MD stockholders and the SLP stockholders before Dell Technologies or certain of Dell Technologies’ subsidiaries could take specified actions;

•	obligated Dell Technologies to purchase or offer to purchase shares of the Class C common stock owned by its employees, including its executive officers, in specified circumstances;

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obligated Dell Inc. to pay directly or reimburse the ongoing reasonable out‑of‑pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out‑of‑pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates; and

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obligated Dell Inc. to pay directly or reimburse (1) the ongoing reasonable out‑of‑pocket costs and expenses incurred by the SLP stockholders in connection with their investment in the Company, including fees, expenses and reasonable out‑of‑pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out‑of‑pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that the Company has requested such personnel and/or employees to provide such services to the Company, and (3) the costs and expenses for such “value creation” personnel and/or employees.

In Fiscal 2019, in connection with the Class V transaction, Dell Inc. paid directly or reimbursed a total of $5 million of costs and expenses incurred by Dell Technologies and the MD stockholders or their affiliates pursuant to the contractual obligations described above and pursuant to similar provisions of the MD Stockholders Agreement described below under “-Transactions Under Stockholder Agreements and Arrangements After the Class V Transaction.”

As described below under “-Transactions Under Stockholder Agreements and Arrangements After the Class V Transaction,” the foregoing stockholder agreements and arrangements were substantially revised in connection with the Class V transaction.
Transaction Under Stockholder Agreements and Arrangements After the Class V Transaction
Before the registration of the Class C common stock under Section 12(b) of the Exchange Act in connection with the Class V transaction described under “Important Corporate Developments in Fiscal 2019,” Dell Technologies and certain of its wholly-owned subsidiaries were parties to an Amended and Restated Sponsor Stockholders Agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders, the SLP stockholders and other named stockholders. This stockholders agreement was terminated effective as of December 25, 2018 in connection with the Class V transaction.
In connection with the Class V transaction, the Company entered into new stockholders agreements and amended and restated some existing stockholders agreements with the MD stockholders, the SLP stockholders, the MSD Partners stockholders, Venezio Investments Pte. Ltd., an affiliate of Temasek Holdings (Private) Limited, referred to as Temasek, and the Company’s executive officers, among others.
MD Stockholders Agreement; SLP Stockholders Agreement - Effective as of December 25, 2018, Dell Technologies entered into the MD Stockholders Agreement and the SLP Stockholders Agreement described under “Proposal 1 - Election of Directors - Stockholder Arrangements.” The MD stockholders are parties to the SLP Stockholders Agreement solely with respect to the specified provisions relating to the tag-along rights described below, certain representations, and provisions relating to certain tax matters. The Sponsor Stockholders Agreements contain provisions relating to rights, obligations and agreements of the parties as the owners of Dell Technologies common stock, including provisions relating to the composition of the board of directors and its committees and provisions relating to transfers of Dell Technologies securities.
Under the Sponsor Stockholders Agreements, as described under “Proposal 1 - Election of Directors - Stockholder Arrangements,” each of the MD stockholders and the SLP stockholders have specified rights to nominate directors and to have their nominees serve on Board committees, and have specified obligations to vote for director nominees.
The SLP Stockholders Agreement permits the SLP stockholders to terminate certain governance-related provisions of the agreement, including the director nomination and support obligations, in their sole discretion at any time at which they beneficially own less than 5% of the issued and outstanding shares of Class C common stock (after giving effect to the conversion of all shares of common stock owned by the SLP stockholders into Class C common stock). The MD Stockholders Agreement permits the MD stockholders to terminate the agreement if the SLP Stockholders Agreement is terminated. The MD Stockholders Agreement also provides that any termination, amendment or waiver of certain of Dell Technologies’ rights under the agreement will require the consent of each Group I director.
Under the Sponsor Stockholders Agreements, for 180 days following the completion of the Class V transaction, the MD stockholders and the SLP stockholders generally are subject to provisions that, with specific exceptions, restrict their sale or other transfer of “DTI securities,” which consist of outstanding shares of the Class A common stock, Class B common stock, Class C common stock and (if and when issued) Class D common stock, any equity or debt securities of Dell Technologies exercisable or exchangeable for, or convertible into, our common stock, or any option, warrant or other right to acquire any of our common stock or such equity or debt securities.
Under the SLP Stockholders Agreement, if the MD stockholders propose to (1) transfer all or a portion of their DTI securities equal to 10% or more of the then-outstanding common stock to any person (other than their permitted transferees) or (2) enter into a sale or business combination transaction with any person not affiliated with the MD stockholders or Dell Technologies involving the transfer of a majority of the fully-diluted common stock or of the aggregate voting power of the common stock or substantially all of the assets of Dell Technologies and its subsidiaries (subject to specified qualifications and exceptions), the SLP stockholders may exercise tag-along rights to sell their DTI securities on the same terms, conditions and price as the MD stockholders, subject to certain limitations. The tag-along rights will expire on the earlier to occur of (a) 18 months after the completion of the Class V transaction and (b) such date as the MD stockholders no longer beneficially own common stock representing a majority of the common stock beneficially owned by them immediately following the closing of Dell Inc.’s going-private transaction on October 29, 2013.
The Sponsor Stockholders Agreements provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of (1) MSD Partners L.P. or its affiliates or other MSD Partners stockholders (other than Michael Dell for so long as he is an executive officer of Dell Technologies or any specified subsidiary), under the MD Stockholders Agreement, or (2) Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles, or the SLP stockholders, under the SLP Stockholders Agreement. Further, Dell Technologies has agreed, subject to certain exceptions, to indemnify the MD stockholders and specified affiliated persons under the MD Stockholders Agreement and the SLP stockholders and specified affiliated persons under the SLP Stockholders Agreement from certain losses arising out of the indemnified persons’ investment in, or actual, alleged or deemed control of or ability to influence, Dell Technologies.
Under the MD Stockholders Agreement, Dell Inc. is obligated to pay directly or reimburse the ongoing reasonable out‑of‑pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out‑of‑pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates.
Under the SLP Stockholders Agreement, Dell Inc. is obligated to pay directly or reimburse (1) the ongoing reasonable out‑of‑pocket costs and expenses incurred by the SLP stockholders in connection with their investment in the Company, including fees, expenses and reasonable out‑of‑pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out‑of‑pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that the Company has requested such personnel and/or employees to provide such services to the Company, and (3) the costs and expenses for such “value creation” personnel and/or employees.
MSD Partners Stockholders Agreement - Effective as of December 25, 2018, Dell Technologies entered into the MSD Partners Stockholders Agreement described under “Proposal 1 - Election of Directors - Stockholder Arrangements.” The MSD Partners Stockholders Agreement contains provisions relating to rights, obligations and agreements of the MSD Partners stockholders as the owners of the common stock, including provisions relating to the election of directors described above and provisions relating to transfers of DTI securities.
The MSD Partners Stockholders Agreement provides that the MSD Partners stockholders are subject to provisions restricting their transfer of DTI securities, subject to limited exceptions, for 180 days following the completion of the Class V transaction. In addition, the MSD Partners Stockholders Agreement grants the MSD Partners stockholders tag-along rights with respect to a transfer of DTI securities by the MD stockholders substantially similar to those granted to the SLP stockholders under the SLP Stockholders Agreement, as described above under “- MD Stockholders Agreement; SLP Stockholders Agreement.” The MD stockholders are parties to the MSD Partners Stockholders Agreement solely with respect to those provisions related to the MSD Partners stockholders’ tag-along rights.

The MSD Partners Stockholders Agreement provides for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of the MSD Partners stockholders, unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of Dell Technologies or any of its subsidiaries. Further, Dell Technologies has agreed, subject to certain exceptions, to indemnify the MSD Partners stockholders and specified affiliated persons from certain losses arising out of the indemnified persons’ investment in, or actual, alleged or deemed control of or ability to influence, Dell Technologies.
The MSD Partners Stockholders Agreement will terminate on, among the occurrence of other events, the earlier of the date on which the MSD Partners stockholders beneficially own less than 1% of Dell Technologies’ issued and outstanding shares of common stock or the termination of the Sponsor Stockholders Agreements.

Amended Registration Rights Agreement - Before the Class V transaction, Dell Technologies was a party to an Amended and Restated Registration Rights Agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders, the SLP stockholders, Temasek and the management stockholders party thereto, referred to as the Registration Rights Agreement. The Registration Rights Agreement provided that the stockholder parties thereto, their affiliates and certain of their transferees had the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) to be sold by them. The Registration Rights Agreement required that, if requested by the managing underwriter or underwriters in an underwritten offering, each of Dell Technologies and each stockholder party thereto would agree, and Dell Technologies would cause its executive officers to agree, during the period beginning seven days before the effective date of Dell Technologies’ registration statement filed in connection with an IPO (as defined in the agreement), and ending 180 days thereafter, not to offer, sell, pledge, transfer, loan, grant any option to purchase or short sell, or otherwise dispose of, any securities of Dell Technologies or securities convertible or exchangeable into such securities.

Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Registration Rights Agreement with the MD stockholders, the MSD Partners stockholders, the SLP stockholders, Temasek and the management stockholders parties thereto, referred to as the Amended Registration Rights Agreement, which amended and restated the Registration Rights Agreement. Under the Amended Registration Rights Agreement, the completion of the Class V transaction is treated as an IPO for which a lock-up of securities is requested or required. As a result, the parties thereto are subject to the transfer restrictions described in the preceding paragraph for 180 days following the completion of the Class V transaction, subject to the exceptions set forth in the Amended Registration Rights Agreement. If the lock-up provisions related to the 180-day period immediately following the Class V transaction are waived in whole or in part with respect to the MD stockholders, the MSD Partners stockholders or the SLP stockholders, each other stockholder of Dell Technologies that is subject to such lock-up provision or subject to the 180-day lock-up described above under “- MSD Partners Stockholders Agreement” or below under “- Amended Management Stockholders Agreement,” “- Amended Class C Stockholders Agreement” or “- Amended Class A Stockholders Agreement” will be correspondingly released with respect to a pro rata portion of shares of vested common stock and number of shares underlying vested, in-the-money stock options held by such other stockholder. During such 180-day lock-up period, any waiver of such transfer restrictions will require the consent of Dell Technologies, with the approval of the special committee of the Board of Directors, or Special Committee, formed to evaluate the Class V transaction solely on behalf of, and solely in the interests of, the holders of the Class V common stock.
Amended Management Stockholders Agreement - Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Management Stockholders Agreement, referred to as the Amended Management Stockholders Agreement, with the MD stockholders, the SLP stockholders and the management stockholders parties thereto, which amended and restated the Amended and Restated Management Stockholders Agreement, dated as of September 7, 2016, by and among the Company, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and the management stockholders, referred to as the Management Stockholders Agreement.
The Management Stockholders Agreement provided that, before an IPO (as defined in the agreement) of common stock or a change in control of Dell Technologies, any shares of Class C common stock held by an executive officer (other than Michael S. Dell) and certain other employees were subject to post-termination repurchase (call) and sale (put) rights and to an in-service liquidity program, as well as clawback and forfeiture provisions. The Amended Management Stockholders Agreement terminated the call rights of Dell Technologies and eliminated the employee liquidity program. In addition, the Amended Management Stockholders Agreement removed the MSD Partners stockholders as parties to the agreement, eliminated certain drag-along rights formerly held by the MD stockholders, the MSD Partners stockholders and the SLP stockholders, and removed the clawback and forfeiture obligations. Substantially similar clawback and forfeiture provisions, however, are expected to remain in the individual equity award agreements of the executive officers where permitted by law.
The transfer restrictions applicable to the management stockholders have been amended to enable such parties, following the 180-day period after the completion of the Class V transaction, to sell shares of common stock, subject to certain volume limitations. Such transfer restrictions, along with the put rights, will terminate after 18 months following the end of the lock-up period or earlier upon consummation of any underwritten registered offering of shares of Class C common stock (subject to any applicable underwriter lock-up). Equity awards granted after the completion of the Class V transaction will not be subject to such transfer restrictions, but rather to the terms of such awards.
Amended Class C Stockholders Agreement - Effective as of December 25, 2018, Dell Technologies entered into an Amended and Restated Class C Stockholders Agreement with the MD stockholders, the SLP stockholders and Temasek, referred to as the Amended Class C Stockholders Agreement, which amended and restated the Class C Stockholders Agreement, dated as of September 7, 2016, among the Company, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and Temasek, referred to as the Class C Stockholders Agreement.
The Class C Stockholders Agreement provided for certain rights and obligations of Temasek and its permitted transferees, referred to as the Existing Class C Stockholders, with respect to the common stock and other DTI securities, including transfer restrictions, tag-along and drag-along provisions, and participation rights that would permit Temasek to purchase securities in certain financings by Dell Technologies. The Amended Class C Stockholders Agreement provides that the completion of the Class V transaction will be treated as an “IPO” under that agreement, which has resulted in the termination of such drag-along and participation rights. Under the Amended Class C Stockholders Agreement, the Existing Class C Stockholders’ tag-along rights with respect to a transfer of DTI securities by the MD stockholders will survive for up to 18 months following the completion of the Class V transaction, solely in respect of a transfer of DTI securities by the MD stockholders equal to 10% or more of the then-outstanding common stock.
Under the Amended Class C Stockholders Agreement, the Existing Class C Stockholders continue to be subject to provisions restricting the transfer of DTI securities held by them, subject to certain exceptions, for 180 days following the completion of the Class V transaction. Although the Class C Stockholders Agreement would not have prohibited Temasek from making transfers of Class C Common Stock in accordance with the terms and conditions of the agreement after October 29, 2018, subject to the MD stockholders’ right of first offer prior to the end of the lock-up period, the Amended Class C Stockholders Agreement prohibits Temasek from making transfers of Class C common stock during the full 180-day lock-up period following the completion of the Class V transaction and has eliminated the MD stockholders’ right of first offer. During such 180-day period, any waiver of such transfer restrictions will require the consent of Dell Technologies, with the approval of the Special Committee. The Amended Class C Stockholders Agreement also removed the MSD Partners stockholders as parties to the agreement.
Amended Class A Stockholders Agreement - Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Class A Stockholders Agreement, referred to as the Amended Class A Stockholders Agreement, with the MD stockholders, the SLP stockholders and certain holders of Class A Common Stock, referred to as the New Class A Stockholders, representing less than 1% of the outstanding common stock, which amended and restated the First Amended and Restated Class A Stockholders Agreement, dated as of September 7, 2016, among Dell Technologies, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and the New Class A Stockholders, referred to as the Class A Stockholders Agreement. The Class A Stockholders Agreement provided for certain transfer restrictions and other rights and obligations of the New Class A Stockholders with respect to the DTI securities held by them.
The Amended Class A Stockholders Agreement terminated the tag-along and drag-along provisions of the Class A Stockholders Agreement and terminated substantive restrictions on transfers of DTI securities by the New

Class A Stockholders under that agreement following the 180-day period after the completion of the Class V transaction. During such 180-day period, any waiver of such transfer restrictions will require the consent of Dell Technologies, with the approval of the Special Committee. The Amended Class A Stockholders Agreement also removed the MSD Partners stockholders as parties to the agreement.
Code of Ethics for Senior Financial Officers

Dell Technologies maintains a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer and is available on our website at http://investors.delltechnologies.com under the Corporate Governance section. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a “code of ethics” under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer are also required to comply with our Code of Conduct. We will post any waivers of, or amendments to, the Code of Ethics for Senior Financial Officers on our website at http://investors.delltechnologies.com under the Corporate Governance section in the circumstances and within the time period required under SEC rules.
In addition, Dell Technologies maintains a Code of Conduct that is applicable to all of our employees and officers worldwide and to our Board of Directors. A copy of the Code of Conduct is available on our website at http://investors.delltechnologies.com under the Corporate Governance section.
Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report on Form 10-K for Fiscal 2019 or Notice of Internet Availability of Proxy for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.
If you received a householding mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials at http://investors.delltechnologies.com under the News & Events - Events & Presentations section.
To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department described above.
If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.
Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.
Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our annual report on Form 10-K for Fiscal 2019, which is our annual report to stockholders for the fiscal year. The Form 10-K report is available without exhibits at http://investors.delltechnologies.com under the News & Events - Events & Presentations section and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

 Annex A
Selected Definitions
A reference in this proxy statement to:

•
“Class V Group” or “DHI Group” means (1) the assets and liabilities of Dell Technologies that were intended to be tracked by the authorized Class V common stock, which initially consisted solely of Dell Technologies’ economic interest in the VMware business as of the completion of the acquisition by merger of EMC Corporation by Dell Technologies, which are referred to as the “Class V Group,” and (2) the remaining assets and liabilities of Dell Technologies that were intended to be tracked by the DHI Group common stock (including a retained interest in the Class V Group), which are referred to as the “DHI Group.”

•	“Dell Technologies Certificate” means the Fifth Amended and Restated Certificate of Incorporation of Dell Technologies.

•
“DHI Group common stock” means collectively the series of Dell Technologies common stock, each with a par value $0.01 per share, designated as Class A common stock, Class B common stock, Class C common stock and Class D common stock.

•
“MD stockholders” means Michael S. Dell and Susan Lieberman Dell Separate Property Trust and any person to whom either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•
“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to whom either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•
“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to whom any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

A-1

Annex B

DELL TECHNOLOGIES INC. 2013 STOCK INCENTIVE PLAN (AS AMENDED AND RESTATED AS OF , 2019)
1.    Purpose of the Plan.

The purpose of this Dell Technologies Inc. 2013 Stock Incentive Plan (as it may be amended and restated from time to time, the “Plan”), is to aid Dell Technologies Inc., a Delaware corporation formerly known as Denali Holding Inc. (the “Company”), and its Affiliates in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting or selling of Awards. The Company expects that it will benefit from aligning the interests of such persons with those of the Company and its Affiliates by providing them with equity-based awards with respect to shares of Class C Common Stock and cash-denominated awards.
2.    Definitions. For purposes of the Plan, the following capitalized terms shall have their respective meanings set forth below:

(a)    “Absolute Share Limit” shall have the meaning given to such term in Section 4(a) of the Plan.

(b)    “Affiliate” shall have the meaning given to such term in the Management Stockholders Agreement.

(c)    “Applicable Law” shall mean the legal requirements relating to the administration of an equity compensation plan under applicable U.S. federal and state corporate and securities laws, the Code, any stock exchange rules or regulations, and the applicable laws of any other country or jurisdiction, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)    “Award” shall mean any Stock Award or any cash-denominated award designated by the Committee as an award under the Plan, which in either case may, but need not, be designated by the Committee as a Performance Compensation Award.

(e)    “Award Agreement” shall mean a written agreement between the Company and a holder of an Award, executed by the Company, evidencing the terms and conditions of such Award.

(f)    “Board” shall mean the Board of Directors of the Company.

(g)    “Cause” with respect to a Participant shall mean “Cause” as defined in the applicable Award Agreement or, if “Cause” is not defined therein, the occurrence of any of the following: (i) a violation of the Participant’s obligations regarding confidentiality or the protection of sensitive, confidential or proprietary information, or trade secrets, or a violation of any other restrictive covenant by which the Participant is bound; (ii) an act or omission by the Participant resulting in the Participant being charged with a criminal offense which constitutes a felony or involves moral turpitude or dishonesty; (iii) conduct by the Participant which constitutes gross neglect, insubordination, willful misconduct, or a breach of any Code of Conduct of the Subsidiary that employs the Participant or a fiduciary duty to the Company, any of its Affiliates or the stockholders of the Company; or (iv) a determination by the Company’s senior management that the Participant violated state or federal law relating to the workplace environment, including, without limitation, laws relating to sexual harassment or age, sex, race or other prohibited discrimination.

(h)    “Change in Control” shall mean the occurrence of any one or more of the following events:

(i)
the sale or disposition, in one or a series of related transactions, to any Person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders or any of their respective Affiliates or to any Person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of the Company;

(ii)
any Person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective Affiliates or any Person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Common Stock, excluding as a result of any merger or consolidation that does not constitute a Change in Control pursuant to clause (iii);

(iii)
any merger or consolidation of the Company with or into any other Person, unless the holders of the Common Stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

(iv)
prior to an IPO, the Sponsor Stockholders and their respective Affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any Person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective Affiliates or any Person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective Affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

(i)    “Class C Common Stock” shall mean the Class C common stock, par value $0.01 per share, of the Company and any class or series of Common Stock into which the Class C Common Stock may be converted or exchanged.

(j)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(k)    “Committee” shall mean the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board to which the Board has delegated power to act pursuant to the provisions of the Plan; provided, that in the absence of any such committee, the term “Committee” shall mean the Board. For the avoidance of doubt, the Board shall at all times be authorized to act as the Committee under or pursuant to any provisions of the Plan.

(l)    “Common Stock” shall mean the Class C Common Stock and any other class or series of common stock of the Company.

(m)    “Consultant” shall mean any person engaged by the Company or any of its Affiliates as a consultant or independent contractor to render consulting, advisory or other services and who is compensated for such services and who may be offered securities registrable on Form S-8 under the Securities Act, or offered under any available exemption from Securities Act registration, as applicable.

(n)    “Designated Foreign Subsidiaries” shall mean the Company or any of its Affiliates that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(o)    “Disability” shall have the meaning given to such term in the Management Stockholders Agreement.

(p)    “Effective Date” shall mean October 29, 2013.

(q)    “Employment” shall mean (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a Consultant, if the Participant is a Consultant, and (iii) a Participant’s services as a non-employee member of the Board or the board of directors (or equivalent governing body) of any Affiliate of the Company.

(r)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s)    “Fair Market Value” shall mean, as of any date, the value of a share of Class C Common Stock determined as follows: (i) if there should be a public market for the Class C Common Stock on such date, the closing price of such share as reported on such date on the composite tape of the principal national securities exchange on which such share is listed or admitted to trading, or if such share is not listed or admitted on any national securities exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any established U.S. interdealer quotation system on which such prices are regularly quoted (a “Quotation System”), or, if no sale of such share shall have been reported on the composite tape of any national securities exchange or quoted on a Quotation System on such date, then the immediately preceding date on which sales of such share has been so reported or quoted shall be used; and (ii) if there should not be a public market for a share of Class C Common Stock on such date, then Fair Market Value shall be the price determined in good faith by the Board (or a committee thereof).

(t)    “GAAP” shall mean generally accepted accounting principles.

(u)    “Good Reason” with respect to a Participant shall mean “Good Reason” as defined in the applicable Award Agreement or if “Good Reason” is not defined therein and the Participant is an employee of the Company or any of its Affiliates, “Good Reason” shall mean the occurrence of any of the following: (i) a material reduction in the Participant’s base salary; or (ii) a change in the Participant’s principal place of work to a location of more than fifty (50) miles from the Participant’s principal place of work immediately prior to such change; provided, that the Participant provides written notice to the Company or any Affiliate employing such Participant of the existence of any such condition within ninety (90) days of the Participant having actual knowledge of the initial existence of such condition and the Company or any Affiliate employing such Participant fails to remedy the condition within thirty (30) days of receipt of such notice (the “Cure Period”). If the Good Reason condition remains uncured following the Cure Period, in order to resign for Good Reason a Participant must actually terminate Employment no later than thirty (30) days following the end of such Cure Period. If a Participant is not an employee of the Company or any of its Affiliates, Good Reason shall be inapplicable to such Participant, unless such Participant’s Award Agreement contains a definition of Good Reason.

(v)    “Initial Director Grant” shall mean the Stock Award granted to a Participant who is a non-employee member of the Board upon commencement of such Participant’s initial service on the Board.

(w)    “IPO” shall have the meaning given to such term in the Management Stockholders Agreement.

(x)    “ISO” shall mean a stock option to acquire shares of Class C Common Stock that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder, as amended from time to time.

(y)    “Management Stockholders Agreement” shall mean the Dell Technologies Inc. Second Amended and Restated Management Stockholders Agreement dated as of December 25, 2018 by and among the Company and the other parties thereto, as may be amended from time to time, including, without limitation, any such amendment that may be made in an Award Agreement.

(z)    “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award.

(aa)    “Option” shall mean a stock option granted pursuant to Section 6 of the Plan.

(bb)    “Option Price” shall mean the purchase price per share of an Option, as determined pursuant to Section 6(a) of the Plan.

(cc)    “Other Stock-Based Awards” shall have the meaning given to such term in Section 8 of the Plan.

(dd)    “Participant” shall mean a person eligible to receive an Award pursuant to Section 4 of the Plan and who actually receives an Award or, if applicable, such other person who holds an outstanding Award.

(ee)    “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award subject to achievement of Performance Goals over a Performance Period specified by the Committee, pursuant to Section 9 of the Plan.

(ff)    “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

(gg)    “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(hh)    “Performance Goals” shall mean the one or more goals established by the Committee for the Performance Period of Performance Compensation Awards, based upon the Performance Criteria.

(ii)    “Performance Period” shall mean the one or more periods of time of not less than twelve (12) months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(jj)    “Person” shall mean an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

(kk)    “Prior Section 162(m)” shall mean Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97, including the regulations and guidance promulgated in respect of Section 162(m) of the Code as in effect prior to such amendment.

(ll)    “Qualifying Director” shall mean a person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(mm)    “Section 162(m) Grandfather” shall mean the regulations or other guidance promulgated in respect of transition rules under Section 162(m) of the Code, as Section 162(m) of the Code is in effect from time to time on or after the amendment and restatement of the Plan as of December 28, 2018, extending the deductibility of Awards intended to be “qualified performance-based compensation” under Prior Section 162(m).

(nn)    “Securities Act” shall mean the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(oo)    “Share Limit” shall have the meaning given to such term in Section 4(a) of the Plan.

(pp)    “shares” shall mean shares of Class C Common Stock.

(qq)    “Sponsor Stockholders” shall have the meaning given to such term in the Management Stockholders Agreement.

(rr)    “Stock Appreciation Right” shall mean a stock appreciation right granted pursuant to Section 7 of the Plan.

(ss)    “Stock Award” shall mean (i) an Option, Stock Appreciation Right or Other Stock-Based Award granted (or sold) pursuant to the Plan or (ii) a cash-denominated Award that the Committee determines to settle in shares of Class C Common Stock.

(tt)    “Sub-Plans” shall mean any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit, the Share Limit and the other limits specified in Section 4(a) and Section 5 of the Plan shall apply in the aggregate to the Plan and any and all Sub-Plans adopted hereunder.

(uu)    “Subsidiary” shall mean with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other similar business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or such other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or such other business entity.

3.    Administration by Committee.

(a)    The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof, and, to the extent required by Applicable Law, the Committee shall be composed exclusively of members who are independent directors in accordance with the rules of any stock exchange on which the Company’s stock is listed. To the extent the Company deems it necessary to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member shall, at the time such member takes any action with respect to a Stock Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Stock Award granted by the Committee that is otherwise validly granted under the Plan.

(b)    Stock Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by any entity acquired by the Company or with which the Company combines. The number of shares of Class C Common Stock underlying such substitute awards shall be counted against the aggregate number of such shares available for Stock Awards under the Plan.

(c)    Except as provided in Section 3(b) and Section 10 of the Plan, the Committee may not: (i) amend the terms of an outstanding Option or Stock Appreciation Right to reduce the Option Price or exercise price, as applicable, of such Option or Stock Appreciation Right; (ii) cancel an outstanding Option or Stock Appreciation Right in exchange or substitution for an Option or Stock Appreciation Right with an Option Price or exercise price, as applicable, that is less than the Option Price or exercise price, as applicable, of the original Option or Stock Appreciation Right; or (iii) cancel an outstanding Option or Stock Appreciation Right with an Option Price or exercise price, as applicable, above the current Fair Market Value per share of Class C Common Stock covered by such Award in exchange for cash or other securities, in the case of each of clauses (i), (ii) and (iii), unless such action is subject to and approved by the Company’s stockholders or would not be deemed to be a repricing under the rules of the national securities exchange or securities market on which Class C Common Stock is listed or publicly traded.

(d)    Subject to the terms of the Plan and each Award Agreement, the Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, without limitation, Participants and their beneficiaries or successors), whether or not discretion is referenced with respect to such interpretation or administrative action and except for an express reference to the contrary. The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions, such as any minimum vesting condition imposed by the Plan).

(e)    The Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided, that such delegation and grants are consistent with Applicable Law and guidelines established by the Board from time to time; and, provided, further, that the Committee may not delegate authority hereunder to (i) make awards to members of the Board, (ii) make awards to employees who are officers of the Company or who are delegated authority to make awards under this Section 3(d), or (iii) interpret the Plan, any Award or any Award Agreement.

4.    Shares Subject to the Plan and Participation.

(a)    Available Shares. Subject to such additional shares of Class C Common Stock as shall be available for issuance pursuant to Section 10 of the Plan, the maximum number of shares of Class C Common Stock which may be issued under the Plan is 110,500,000 (the “Absolute Share Limit”); provided, that, with respect to Awards granted on or after July 9, 2019, subject to such additional shares as shall be available for issuance pursuant to Section 10 of the Plan, the maximum number of shares of Class C Common Stock which may be issued under the Plan is equal to the sum of (i) 35,000,000, plus (ii) the number of shares of Class C Common Stock available for future Stock Awards under the Plan as of July 8, 2019, plus (iii) the number of shares of Class C Common Stock subject to outstanding Stock Awards under the Plan as of July 8, 2019 that thereafter terminate or lapse without the payment of consideration (the “Share Limit”). The maximum number of shares for which ISOs may be granted under the Plan is 110,000,000; provided, that, with respect to Stock Awards granted on or after July 9, 2019, the maximum number of shares for which ISOs may be granted under the Plan is equal to the Share Limit. The shares of Class C Common Stock may consist, in whole or in part, of authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing. The issuance of shares or the payment of cash upon the exercise of a Stock Award or in consideration of the cancellation or termination of a Stock Award shall reduce the total number of shares of Class C Common Stock available under the Plan. Shares of Class C Common Stock which are subject to Stock Awards which terminate or lapse without the payment of consideration may be granted again under the Plan, unless prohibited by Applicable Law.

(b)    Participation. Employees, Consultants, non-employee members of the Board and other service providers of the Company and its Affiliates shall be eligible to be selected to receive Awards under the Plan; provided, that ISOs may be granted only to employees of the Company or any subsidiary corporation, as defined in Section 424(f) of the Code, of the Company.

5.    General Limitations.

(a)    Tenth Anniversary. No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond such date.

(b)    Award Limitations for Participants who are not Non-Employee Members of the Board.

(i)
Subject to Section 10 of the Plan, grants of Options or Stock Appreciation Rights under the Plan in respect of no more than 10,000,000 shares of Class C Common Stock may be made to any individual Participant who is not a non-employee member of the Board during any single fiscal year of the Company (for this purpose, if a Stock Appreciation Right is granted in tandem with an Option (such that the Stock Appreciation Right expires with respect to the number of shares for which the Option is exercised), only the shares underlying the Option shall count against each limitation);

(ii)
Subject to Section 10 of the Plan, no more than 3,000,000 shares of Class C Common Stock may be issued in respect of Other Stock-Based Awards denominated in such shares granted pursuant to Section 8 or Section 9 of the Plan to any individual Participant who is not a non-employee member of the Board for a single fiscal year of the Company; provided, that, with respect to Other Stock-Based Awards granted as Performance Compensation Awards for a Performance Period that extends beyond a single fiscal year, the limitation for the Performance Period is the sum of the limitations for each constituent fiscal year in the Performance Period; provided, further, that in the event an Other Stock-Based Award is paid in cash, other securities, other Stock Awards or other property, the value of such payment shall be no more than the Fair Market Value of the shares after any reduction for the share limitation described in this Section 5(b)(ii);

(iii)
The maximum amount that may be paid to any individual Participant who is not a non-employee member of the Board for a single fiscal year of the Company during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 9(a) of the Plan) shall not exceed 0.5% of the Company’s aggregate consolidated operating income in the fiscal year immediately preceding the fiscal year in which the date of grant of such Performance Compensation Award occurs.

(c)    Stock Award Limitations for Participants who are Non-Employee Members of the Board. Except for the Initial Director Grant, subject to Section 10 of the Plan, the maximum number of shares of Class C Common Stock subject to Stock Awards granted during a single fiscal year of the Company to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during the fiscal year, shall not, in each case, exceed $1,000,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Stock Award granted in a previous fiscal year).

(d)    Minimum Vesting Applicable to Stock Awards. Except with respect to Stock Awards granted in assumption of, or in substitution for, outstanding awards as described in Section 3(b) of the Plan or as is provided in this Section 5(d) or Section 5(e) of the Plan, (i) the retention, vesting and, if applicable, issuance or exercise of Stock Awards granted on or after July 9, 2019 that are Performance Compensation Awards shall be subject to a Performance Period of not less than twelve (12) months, and (ii) any Stock Award granted on or after July 9, 2019 based solely on a Participant’s continued Employment may not provide for vesting or, if applicable, exercisability prior to such Participant’s satisfaction of twelve (12) months of continued Employment from the date of grant of such Stock Award. Notwithstanding the foregoing, the Committee may provide in an Award Agreement for earlier vesting and, if applicable, exercisability in the event of the Participant’s death or disability or in connection with a Change in Control.

(e)    Five Percent Exception to Minimum Vesting for Stock Awards. Notwithstanding the limitation under Section 5(d) of the Plan, up to 5% of the Share Limit in the aggregate may be granted under the Plan as Other Stock-Based Awards consisting of unrestricted shares of Class C Common Stock or as Stock Awards pursuant to Award Agreements the term and conditions of which do not comply with the limitations set forth in Section 5(d) of the Plan.

(f)    Dividend Equivalent Rights. Dividend equivalent rights on Class C Common Stock may be granted under the Plan as Other Stock-Based Awards; provided, that the Committee may not grant dividend equivalent rights in connection with, or related to, Options or Stock Appreciation Rights. Notwithstanding any contrary provision in the Plan, any dividend equivalent right granted as a component of another Stock Award shall be subject to the same restrictions and risk of forfeiture as the underlying Stock Award and shall be paid only upon satisfaction of the vesting conditions and/or achievement of the Performance Goals applicable to such Stock Award.

6.    Terms and Conditions of Options.

Options granted under the Plan shall be, as determined by the Committee, non-qualified or ISOs for federal income tax purposes, as evidenced by the related Award Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine.

(a)    Option Price. The Option Price per share shall be determined by the Committee, but, in the case of an Option over Class C Common Stock, shall not be less than 100% of the Fair Market Value of a share of Class C Common Stock on the date an Option is granted (other than in the case of Options granted in substitution for previously granted awards, as described in Section 3 of the Plan).

(b)    Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee consistent with the Plan (including, but not limited to, Section 5(d) of the Plan), but in no event shall an Option be exercisable more than ten (10) years after the date it is granted.

(c)    Exercise of Options. Except as otherwise provided in the Plan or in the applicable Award Agreement, an Option may be exercised for all, or from time to time any part, of the shares of Class C Common Stock for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the latest of (i) the date a notice of exercise is received by the Company, (ii) the date payment is received by the Company pursuant to clause (A) or (B) of the following sentence, and (iii) the date on which any condition for exercise imposed by the Committee that is consistent with the terms of the Plan and the applicable Award Agreement is satisfied. The purchase price for the shares of Class C Common Stock to which an Option is exercised shall be paid to the Company as designated by the Committee or as specified in the applicable Award Agreement, pursuant to one or more of the following methods: (A) in cash or its equivalent (e.g., by personal check or wire transfer); or (B) in each case to the extent explicitly permitted by the Committee in the applicable Award Agreement or otherwise: (1) in shares of Class C Common Stock having a Fair Market Value equal to the aggregate Option Price for the shares being purchased and satisfying such other reasonable requirements as may be imposed by the Committee; provided, that such shares have been held by the Participant for no less than six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP), (2) partly in cash and partly in such shares, (3) if the Class C Common Stock is registered under the Exchange Act and traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to sell such shares obtained upon the exercise of such Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the shares being purchased, (4) by delivering (on a form prescribed by the Company) a full-recourse promissory note, or (5) through net settlement in shares of Class C Common Stock. No Participant shall have any rights to dividends or other rights of a stockholder with respect to shares subject to an Option until the Company has issued the shares issuable in accordance with the exercise of such Option to such Participant following the exercise date of such Option. No fractional shares of Class C Common Stock will be issued upon exercise of an Option, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of shares will be rounded downward to the next whole share. Notwithstanding the foregoing, the Committee may, in its discretion, elect at any time to pay cash or part cash and part shares of Class C Common Stock in lieu of issuing only shares in respect of such exercise. If a cash payment is made in lieu of issuing any shares in respect of the exercise of an Option, the amount of such payment shall be equal to the product of the number of shares subject to the Option for which a cash payment is being made multiplied by the excess of the Fair Market Value per share of Class C Common Stock as of the date of exercise over the Option Price.

(d)    ISOs. The Committee may grant Options exercisable for Class C Common Stock under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who, at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of shares acquired upon the exercise of an ISO either (i) within two (2) years after the date of grant of such ISO or (ii) within one (1) year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided, that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e)    Attestation. Wherever in the Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Class C Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of shares from the shares acquired by the exercise of the Option, as appropriate.

(f)    Compliance With Laws, Etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner in which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other Applicable Law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

7.    Terms and Conditions of Stock Appreciation Rights.

(a)    Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of shares of Class C Common Stock covered by such Option (or such lesser number of shares as the Committee may determine), and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in the applicable Award Agreement).

(b)    Terms. The exercise price per share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Class C Common Stock covered by the Stock Appreciation Right on the date the Stock Appreciation Right is granted (other than in the case of Stock Appreciation Rights granted in substitution of previously granted awards, as described in Section 3 of the Plan); provided, that in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of the Class C Common Stock over (B) the exercise price per share, multiplied by (ii) the number of shares of Class C Common Stock covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of the Class C Common Stock over (B) the Option Price per share, multiplied by (ii) the number of shares of Class C Common Stock covered by the Option, or portion thereof, which is surrendered. In addition, each Stock Appreciation Right that is granted in conjunction with an Option or a portion thereof shall automatically terminate upon the exercise of such Option or portion thereof, as applicable. Payment shall be made in shares or in cash, or partly in shares and partly in cash (any such shares valued at such Fair Market Value), all as shall be determined by the Committee. For purposes of this Section 7, the exercise date of a Stock Appreciation Right shall be the later of (i) the date on which a notice of exercise is received by the Company stating the number of shares with respect to which the Stock Appreciation Right is being exercised, and (ii) the date on which any condition for exercise imposed by the Committee that is consistent with the terms of the Plan and the applicable Award Agreement is satisfied. No Participant shall have any rights to dividends or other rights of a stockholder with respect to shares issuable under an Award of Stock Appreciation Rights until the Company has issued the shares issuable in accordance with the exercise of such Stock Appreciation Rights to such Participant following the exercise date of such Stock Appreciation Rights. No fractional shares of Class C Common Stock shall be issued in payment for Stock Appreciation Rights, but instead cash shall be paid for a fraction of a share or, if the Committee shall so determine, the number of shares shall be rounded downward to the next whole share. Notwithstanding the foregoing, the Committee may, in its discretion, elect at any time to pay cash or part cash and part shares of Class C Common Stock in lieu of issuing only shares in respect of such exercise. If a cash payment is made in lieu of issuing any shares in respect of the exercise of an Award of Stock Appreciation Rights, the amount of such payment shall be equal to the product of the number of shares subject to such Award of Stock Appreciation Rights for which a cash payment is being made multiplied by the excess of the Fair Market Value per share of Class C Common Stock as of the date of exercise over the exercise price of such Stock Appreciation Rights.

(c)    Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability of Stock Appreciation Rights as it may deem fit consistent with the Plan (including, but not limited to Section 5(d) of the Plan), but in no event shall a Stock Appreciation Right be exercisable more than ten (10) years after the date it is granted.

8.    Other Stock-Based Awards.

The Committee, in its discretion, may grant or sell Stock Awards of unrestricted shares of Class C Common Stock, Stock Awards of restricted shares of Class C Common Stock, Stock Awards of restricted share units over shares of Class C Common Stock and Stock Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, shares of Class C Common Stock (“Other Stock-Based Awards”), in each case subject to Section 5(d) of the Plan, except that the grant of unrestricted shares shall be subject to Section 5(e) of the Plan. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions (subject to Section 5(d) and Section 5(e) of the Plan), as the Committee shall determine, including, without limitation, the attainment of Performance Goals pursuant to Section 9 of the Plan. Other Stock-Based Awards may be granted alone or in addition to any other Stock Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number and class of shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares or a combination of cash and shares; and all other terms and conditions of such Other Stock-Based Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable). The Committee may, in its discretion, elect at any time to pay cash or part cash and part shares in lieu of issuing any shares in respect of such Other-Stock Based Awards; provided, that, if a cash payment is made in lieu of issuing any shares in respect of an Other Stock-Based Award, the amount of such payment shall be equal to the product of the number of shares for which a cash payment is being made multiplied by the Fair Market Value per share of the Class C Common Stock covered by the Other Stock-Based Award. Unless the Committee provides otherwise in the Award Agreement, a Participant granted an Other Stock-Based Award consisting of restricted shares of Class C Common Stock shall have the right to vote such shares and the right to receive any dividend payments or distributions declared or paid with respect to such shares; provided, that all cash, stock dividends and other property declared or paid with respect to such shares shall be subject to the same restrictions and risk of forfeiture as the related Other Stock-Based Award and shall be paid only upon satisfaction of the vesting conditions and/or achievement of the Performance Goals applicable to such Other Stock-Based Award.
9.    Performance Compensation Awards.

(a)    General. The Committee shall have the authority to make a Stock Award and/or a cash bonus Award to any Participant and designate such award as a Performance Compensation Award. Any Stock Award or cash bonus Award designated by the Committee as a Performance Compensation Award shall be subject to achievement of Performance Goals over a Performance Period, as established by the Committee in accordance with the provisions of this Section 9.

(b)    Discretion of Committee with Respect to Performance Compensation Awards. For Performance Compensation Awards, the Committee shall have discretion to select the length of Performance Periods, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e). Within the first ninety (90) days of a Performance Period, the Committee shall, with regard to the Performance Compensation Awards issued or to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)    Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards may be based on the attainment of specific levels of performance of the Company (and/or one or more of the Company or any of its Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination of the foregoing) and shall be limited to the following, which may be determined in accordance with GAAP or on a non-GAAP basis: (i) net earnings, net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, without limitation, return on investment, assets, capital, employed capital, invested capital, equity or sales); (vii) cash flow measures (including, without limitation, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, without limitation, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals or completion of projects (including, without limitation, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more of the Company and/or any of its Affiliates, or any divisions or operational and/or business units, product lines, brands, business segments or administrative departments of the Company and/or any of its Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.

(d)    Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee may at any time specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific, unusual or nonrecurring events or objectively determinable category thereof; (vii) foreign exchange gains and losses; (viii) discontinued operations and nonrecurring charges; and (ix) a change in the Company’s fiscal year.

(e)    Payment of Performance Compensation Awards.

(i)
Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)
Limitation. Unless otherwise provided in the applicable Award Agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (A) the Performance Goals for such Performance Period are achieved, and (B) all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)
Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each

Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, unless otherwise provided in the applicable Award Agreement, may apply Negative Discretion.

(iv)
Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, unless otherwise provided in the applicable Award Agreement, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 4 of the Plan.

(f)    Timing of Performance Compensation Award Payments. Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 9 of the Plan.

(g)    Prior Section 162(m). Notwithstanding anything to the contrary herein, no provision of the Plan is intended to result in non-deductibility of Performance Compensation Awards that were intended to be deductible in accordance with Prior Section 162(m). The Company intends to avail itself of transition relief applicable to such Stock Awards, if any, in connection with Section 162(m) of the Code (including, without limitation, in accordance with the Section 162(m) Grandfather) to the maximum extent permitted by regulations and other guidance promulgated to implement such transition relief. The determination by the Company regarding whether transition relief is available shall be made in its discretion.

10.    Adjustments upon Certain Events.

Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply to all Stock Awards granted hereunder:

(a)    Generally. In the event of any change in the outstanding shares of the Class C Common Stock by reason of any stock dividend, stock split, reverse stock split, share combination, extraordinary cash dividend, reorganization, recapitalization, merger, consolidation, stock rights offering, spin-off, combination, transaction or exchange of such shares or other corporate exchange, or any transaction similar to the foregoing, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable in order to prevent the enlargement or diminution of the benefits or potential benefits intended to be made available under the Plan (subject to Section 19 of the Plan), as to (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Stock Awards, (ii) the Option Price or exercise price of any Stock Appreciation Right and/or (iii) any other affected terms of such Stock Awards; provided, that, for the avoidance of doubt, in the case of the occurrence of any of the foregoing events that is an “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation - Stock Compensation (FASB ASC 718) or any successor guidance), the Committee shall make an equitable adjustment to outstanding Stock Awards to reflect such event.

(b)    Change in Control. In the event of a Change in Control after the Effective Date, the Committee may (subject to Section 19 of the Plan and any Participant’s rights under an Award Agreement), but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of a Stock Award, (ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations promulgated thereunder, cancel such Stock Awards for fair value (as determined by the Committee in its sole discretion in good faith) which, in the case of Options and Stock Appreciation Rights, may, if so determined by the Committee, equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction, directly or indirectly, to holders of the same number of shares of Class C Common Stock subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the shares of Class C Common Stock subject to such Options or Stock Appreciation Rights) over the aggregate Option Price of such Options or exercise price of such Stock Appreciation Rights (it being understood that, in such event, any Option or Stock Appreciation Right having a per share Option Price or exercise price equal to, or in excess of, such Fair Market Value may be canceled and terminated without any payment or consideration therefor), (iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations promulgated thereunder, provide for the issuance of substitute Stock Awards that will preserve the rights under, and the otherwise applicable terms of, any affected Stock Awards previously granted hereunder as determined by the Committee in its sole discretion in good faith, and/or (iv) provide that for a period of at least fifteen (15) days prior to the Change in Control, Options and Stock Appreciation Rights shall be exercisable as to all shares subject thereto (whether or not vested) and that upon the occurrence of the Change in Control, such Options and Stock Appreciation Rights shall terminate and be of no further force and effect.

11.    No Right to Employment or Awards.

The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company’s right or any of its Affiliates’ rights to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
12.    Successors and Assigns.

The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of each such Participant and the executor, administrator or trustee of any such estate and, if applicable, any receiver or trustee in bankruptcy or representative of the creditors of any such Participant.
13.    Nontransferability of Awards.

Unless expressly permitted by the Committee in an Award Agreement or otherwise in writing, and, in each case, to the extent permitted by Applicable Law, an Award shall not be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, that this Section 13 shall not prevent transfers by will or by the laws of descent and distribution or, if permitted by the Committee, in the case of a Participant’s death, by beneficiary designation. A Stock Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant, subject to any conditions or qualifications imposed by the Board.
14.    Tax Withholding.

(a)    The Company or any of its Affiliates shall have the authority, in its discretion, to deduct from any cash compensation or other cash amounts owing to a Participant any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or such Affiliate may require a Participant to pay to the Company or one or more of its Affiliates, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award.

(b)    Without limiting the generality of Section 14(a) of the Plan, with respect to any Stock Award, the Committee may (but is not obligated to), in its discretion, in an Award Agreement or otherwise, permit or require a Participant to satisfy, all or any portion of the minimum income, employment and/or other applicable taxes that are statutorily required to be withheld with respect to a Stock Award by (i) the delivery of shares of Class C Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (ii) having the Company withhold from the shares of Class C Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Stock Award, as applicable, a number of shares of Class C Common Stock with an aggregate Fair Market Value equal to an amount, subject to Section 14(c) of the Plan below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

(c)    The Committee, subject to its having considered the applicable accounting impact of any such determination, may allow Participants to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by them with respect to a Stock Award by electing to have the Company withhold from the shares of the Class C Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Stock Award, as applicable, shares of Class C Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).

15.    Amendments or Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the requisite stockholders of the Company, if such action would (except as provided in Section 10 of the Plan) (i) increase the total number of shares reserved for the purposes of the Plan, (ii) change the maximum number of shares for which Stock Awards may be granted to any Participant, (iii) materially modify the requirements for participation in the Plan, (iv) rescind the limitation on amendment or cancellation of Options and Stock Appreciation Rights described in Section 3(c) of the Plan to the extent provided therein, or (v) otherwise require stockholder approval under Applicable Law, or (b) without the consent of a Participant, if such action would diminish the rights of such individual Participant under any Stock Award theretofore granted to such Participant under the Plan; provided, that anything to the contrary notwithstanding, the Committee may amend the Plan in such manner as it deems necessary to cause a Stock Award to comply with the requirements of the Code or other Applicable Laws (including, without limitation, to avoid adverse tax consequences) or for changes in GAAP or new accounting standards; provided, further, that such amendment shall not adversely affect the rights or potential benefits of the Participant under the Stock Award, unless the Participant consents thereto in writing.
16.    Choice of Law.

The Plan and the Awards granted hereunder shall be governed by and construed in accordance with the law of the State of Delaware, without regard to conflicts of laws principles thereof.
17.    Effective Date.

The Plan was first effective as of the Effective Date. The Plan was amended and restated effective as of September 7, 2016 and as of December 28, 2018. The Plan is hereby amended and restated effective as of                , 2019.
18.    Foreign Law.

The Committee may grant Stock Awards to eligible individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures or Sub-Plans as may be necessary or advisable to comply with such legal or regulatory provisions.
19.    Section 409A.

The Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that the Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. A Participant may not, directly or indirectly, designate the calendar year of any payment to be made under any Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, in the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable on account of a “separation from service” within the meaning of Section 409A of the Code and during the six-month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code (“Separation from Service”) shall instead be paid or provided on the first business day after the date that is six months following the Participant’s Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within thirty (30) days after the date of the Participant’s death. The Company shall use commercially reasonable efforts to implement the provisions of this Section 19 in good faith; provided, that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to any Participant with respect to this Section 19.

20.    Clawback / Repayment.

All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (ii) Applicable Law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

* * * * * *
Originally adopted by the Board of Directors of Denali Holding Inc. on October 29, 2013.

Amended and restated by the Board of Directors of Dell Technologies Inc. on September 2, 2016, approved by the stockholders of Dell Technologies Inc. on September 5, 2016 and effective as of September 7, 2016.

Further amended and restated by the Board of Directors of Dell Technologies Inc. effective as of December 28, 2018.

Further amended and restated by the Board of Dell Technologies Inc. on May 25, 2019, subject to approval of the increase in the Absolute Share Limit by the stockholders of Dell Technologies Inc. on            , 2019.

Annex C
Reconciliation of Non-GAAP Financial Measures

Fiscal Year Ended February 1, 2019
(in billions)
Net revenue	$90.6
Non-GAAP adjustments:
Impact of purchase accounting	0.7
Non-GAAP net revenue	$91.3

Operating loss	$(0.2)
Non-GAAP adjustments:
Amortization of intangibles	6.1
Impact of purchase accounting (a)	0.8
Transaction costs (b)	0.8
Other corporate expenses (c)	1.3
Non-GAAP operating income	$8.8
__________

(a)	This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction.

(b)	Consists of acquisition, integration, and divestiture-related costs, as well as the costs incurred in the Class V transaction.

(c)	Consists of goodwill impairment charges, severance and facility action costs, and stock-based compensation expense.

C-1

May 2019
Dear stockholders, customers, partners and friends,
I am pleased to report that Dell Technologies enjoyed an outstanding Fiscal 2019.
We capped a remarkable six-year period with the listing of the Dell Technologies Class C common stock on the NYSE. From our going-private transaction in 2013 to now, we have undergone a massive evolution, creating the essential infrastructure company through the combination of Dell, EMC and VMware. Our momentum is strong. The opportunity ahead is enormous. I am thrilled to have all of you join in the potential of Dell Technologies and participate along with us in this incredible time for technology, innovation and human progress in the Data Age.
When we formed Dell Technologies, we believed that bringing together the leaders in servers, storage and virtualization would be great for customers and partners, and they have responded. We are growing, gaining share, investing in the future, paying down debt and innovating across our family of businesses.
For Fiscal 2019, we reported over $90 billion of revenue, adding more than $11 billion to our top line. All three of our business units delivered double-digit revenue growth for the full year and profitable share gains across our portfolio.

We’ve invested more than $20 billion in research and development over the last five years with more than 20,000 engineers, scientists and PhDs innovating every day to enable the digital future. And we have invested in bringing all that innovation to market with a 40,000-person salesforce and growing partner program. These investments are paying off in our results. We have consistently delivered competitive wins, including with many of our largest customers, who represent 98 percent of the Fortune 500.
In Fiscal 2020, we will continue to run the business with discipline. We will remain focused on generating long-term growth, share gain and cash flow while driving long-term value for our stockholders, customers and partners.
Looking to the longer term, the opportunity is generational in scope. Our world is undergoing a digital transformation that will change every aspect of how we live, work and operate as a society.
Data is now our greatest asset and our most important resource, but data is not like any other resource. It is completely renewable and inexhaustible, and we keep making more of it, at a faster and faster rate. The number of intelligent and connected nodes, devices and sensors continues to increase exponentially, and turning all that data into action and progress is the heart of digital transformation.

The world of business and technology is merging in a fourth Industrial Revolution, enabled by a perfect storm of technology tipping points. Edge computing and the Internet of Things, ubiquitous connectivity through broadband and 5G, along with AI and machine learning, have come together to transform the way we use data. But realizing all these possibilities will require a massive build-out in a new type of technology infrastructure.
At Dell Technologies, we believe that we are unique in our ability to offer secure, integrated solutions that span from the intelligent edge to the multi-cloud ecosystem and enable the software revolution of AI and machine learning that is transforming our world. We are combining innovations from VMware, Pivotal Software and DellEMC to deliver developer-friendly, highly-automated, intelligent, efficient cloud architectures.
By spanning existing and emerging infrastructure and the multi-cloud world, Dell Technologies can maximize the value of today’s investments, while also enabling the business needs of tomorrow.
Today, technology has become the enabler of progress for every part of the organization. In this way, its impact is now far beyond what it used to be, and I believe this will only increase. Every organization - business, government, healthcare - needs to reimagine itself in this new Data Age - and Dell Technologies was created to be our customers’ best and most trusted partner on their digital journey.

Michael S. Dell Chairman of the Board and Chief Executive Officer

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SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
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SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
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You may attend the Meeting on Tuesday, July 9, 2019, at 10:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2019 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E78896-P24882	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) William D. Green	05) Ellen J. Kullman 06) Simon Patterson 07) Lynn M. Vojvodich
The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 31, 2020						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

4. Approval of amendment to the Dell Technologies Inc. 2013 Stock Incentive Plan to increase the number of shares of Class C common stock issuable under the plan						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

E78897-P24882

CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders July 9, 2019, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Robert Potts, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on July 9, 2019 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, July 8, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, July 8, 2019. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DELL2019

You may attend the Meeting on Tuesday, July 9, 2019, at 10:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2019 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E78898-P24882	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) William D. Green	05) Ellen J. Kullman 06) Simon Patterson 07) Lynn M. Vojvodich
The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 31, 2020						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

4. Approval of amendment to the Dell Technologies Inc. 2013 Stock Incentive Plan to increase the number of shares of Class C common stock issuable under the plan						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

E78899-P24882

CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders July 9, 2019, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Robert Potts, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on July 9, 2019 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, July 8, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, July 8, 2019. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DELL2019

You may attend the Meeting on Tuesday, July 9, 2019, at 10:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2019 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E78900-P24882	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) William D. Green	05) Ellen J. Kullman 06) Simon Patterson 07) Lynn M. Vojvodich
The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 31, 2020						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

4. Approval of amendment to the Dell Technologies Inc. 2013 Stock Incentive Plan to increase the number of shares of Class C common stock issuable under the plan						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

E78901-P24882

CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders July 9, 2019, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Robert Potts, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on July 9, 2019 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)